EXHIBIT 10.56

                                  OFFICE LEASE

                                   - Between -

                                 SAW-BAN, LTD.,
                          a Florida limited partnership
                                   as Landlord

                                     - and-

                             TALK.COM HOLDING CORP.,
                           a Pennsylvania corporation
                                    as Tenant

                 Dated:          May 11, 2000
                        -----------------------------

                                    INDEX TO

                                  OFFICE LEASE

SECTION                                                                                                        PAGE
-------                                                                                                        ----

BASIC LEASE INFORMATION RIDER.....................................................................................i

         1.       PREMISES; COMMON AREAS........................................................................-1-
         2.       LEASE TERM; LEASE DATE........................................................................-1-
         3.       RENT..........................................................................................-1-
         4.       SECURITY DEPOSIT..............................................................................-4-
         5.       USE, EXCLUSIVE................................................................................-5-
         6.       INTENTIONALLY OMITTED.........................................................................-5-
         7.       ACCEPTANCE OF PREMISES; LANDLORD'S WORK; TENANT'S ADVANCE POSSESSION ..................       -5-
         8.       PARKING.......................................................................................-6-
         9.       BUILDING SERVICES.............................................................................-6-
         10.      SECURITY......................................................................................-8-
         11.      REPAIRS AND MAINTENANCE.......................................................................-8-
         12.      TENANT'S ALTERATIONS..........................................................................-9-
         13.      LANDLORD'S ADDITIONS AND ALTERATIONS.........................................................-10-
         14.      ASSIGNMENT AND SUBLETTING....................................................................-10-
         15.      TENANT'S INSURANCE COVERAGE..................................................................-12-
         16.      LANDLORD'S INSURANCE COVERAGE................................................................-13-
         17.      SUBROGATION..................................................................................-13-
         18.      DAMAGE OR DESTRUCTION BY CASUALTY............................................................-13-
         19.      CONDEMNATION AND EMINENT DOMAIN..............................................................-14-
         20.      LIMITATION OF LANDLORD'S LIABILITY; INDEMNIFICATION..........................................-15-
         21.      COMPLIANCE WITH ENVIRONMENTAL LAWS AND PROCEDURES:...........................................-15-
         22.      COMPLIANCE WITH LAWS AND PROCEDURES..........................................................-17-
         23.      RIGHT OF ENTRY...............................................................................-17-
         24.      DEFAULT......................................................................................-17-
         25.      LANDLORD'S REMEDIES FOR TENANT'S DEFAULT.....................................................-18-
         26.      LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT.............................................-18-
         27.      LIENS........................................................................................-19-
         28.      NOTICES......................................................................................-19-
         29.      MORTGAGE; ESTOPPEL CERTIFICATE; SUBORDINATION................................................-19-
         30.      ATTORNMENT AND MORTGAGEE'S REQUEST...........................................................-20-
         31.      TRANSFER BY LANDLORD.........................................................................-20-
         32.      SURRENDER OF PREMISES; HOLDING OVER..........................................................-20-
         33.      NO WAIVER; CUMULATIVE REMEDIES...............................................................-20-
         34.      WAIVER OF JURY TRIAL.........................................................................-21-
         35.      CONSENTS AND APPROVALS.......................................................................-21-
         36.      RULES AND REGULATIONS........................................................................-21-
         37.      SUCCESSORS AND ASSIGNS.......................................................................-21-
         38.      QUIET ENJOYMENT..............................................................................-21-
         39.      ENTIRE AGREEMENT.............................................................................-21-
         40.      MISCELLANEOUS................................................................................-21-

EXHIBITS:
---------

Exhibit "A"      Legal Description of the Building and Parking Facilities
Exhibit  "A-1"   Floor Plan
Exhibit "B"      Work Letter Agreement
Exhibit "C"      Rules and Regulations
Exhibit "D"      Janitorial Specifications for the Premises provided by Landlord
Exhibit "E"      Irrevocable Letter of Credit

RIDERS:
-------
Expansion Option Rider
Right of First Refusal Rider
Satellite Dish/Antenna Rider

                          BASIC LEASE INFORMATION RIDER

                                  OFFICE LEASE

Preamble
Page 1            Date of this Lease:          May 11                 , 2000
                                       -------------------------------
Preamble          Landlord: SAW-BAN, LTD., a Florida limited partnership
Page 1

Preamble          Tenant:  TALK.COM HOLDING CORP., a Pennsylvania corporation,
Page 1            and qualified to do business in the State of Florida.

Section 1         Premises: Entire  Second  Floor, subject  to  the Expansion
                  Option provided for in the
Page 1            Expansion Option Rider

Section 1         Net Rentable Area of Premises:  27,669 square feet
Page 1

Section 2 Lease Commencement Date: Forty-five (45) days from the Date of this Lease
Page 1

Section 2         Expiration Date:               May 10                  , 2007
                                    ---------------------------------
Page 1

Section 2         Lease Term:  84 consecutive calendar months, subject to the
                  Extension Option provided for in the
Page 1            Extension Option Rider

Section 2 Rent Commencement Date: Forty-five (45) days from the Date of this Lease
Page 1

Section 3 Base Rent: $14.00 per rentable square foot of space in the Premises, resulting in an initial Base Rent
Page 1 of $387,366.00 per Lease Year, payable in equal monthly installments of $32,280.50 per month, plus all applicable taxes, subject to increases pursuant to the escalation provisions of Section 3.(b).

Section 3         Tenant's Percentage Share:  26.23%,  subject to the Expansion
                  Options provided for in the Expansion
Page 2            Option Rider.

Section 3         Additional  Rent:  Estimated  for the calendar year 2000 to be
                  $8.00  per  rentable  square  foot,  but
Page  2           subject to adjustments  and  reconciliations,  all as provided for in Section 3 of this Lease.

Sections

3, 4              Security Deposit Received:  $100,000.00 in the form of U.S.
                  cash, locally drawn cashier's or official
Page 4 bank check, wire transfer or an Irrevocable Letter of Credit as provided for in Section 4.

Section 5 Use of Premises: General office use and long distance telephone services call center
Page 5
                  Tenant's Address for Notices Prior to Lease Commencement Date:

                  Talk.Com Holding Corp.
                  12001 Science Drive, Suite 130
                  Orlando, Florida  32826
                  Attn:  _______________________

                  Tenant's Address for Notices After Lease Commencement Date:

                  Tenant
                  The Premises

                  With a copy (for informational purposes only) to:

                  Dreier & Baritz
                  150 East Palmetto Park Road
                  Boca Raton, FL 33432
                  Attention:  Neil S. Baritz, Esq.
                  ---------

                  Landlord's Address for Notices:

                  Saw-Ban, Ltd.
                  c/o Coldwell Banker Commercial - Brenner Real Estate Group 3195 North Powerline Road, Suite 104
                  Pompano Beach, FL  33064
                  Attention: Scott Brenner, President

                  With a copy (for informational purposes only) to:

                  Proskauer Rose, LLP
                  Suite 340 West
                  2255 Glades Road
                  Boca Raton, Florida 33431

                  Attention: George A. Pincus, Esq.
                  ---------

Section 8         Number of Unassigned Parking Spaces in
Page 5 Uncovered Parking Area: Six and one-half (6 1/2) spaces per 1,000 useable square feet

Section  8        Number of Reserved Parking Spaces in Uncovered Parking Area:
                  Five (5)
Page 6

Section 15        Amount of Commercial General Liability Insurance:
Page 12           $1,000,000.00

Section 40        Tenant's Real Estate Broker:
Page 22

                  Miles Brokerage, Inc.
                  7890 Peters Road, Suite G-105
                  Plantation, FL  33324
                  Attn:  Daniel M. Feinstein

                  Landlord's Real Estate Broker:
                  Coldwell Banker Commercial - Brenner Real Estate Group 3195 N. Powerline Road, Suite 104
                  Pompano Beach, FL 33069

                  Certain of the information relating to the Lease, including many of the principal economic terms, are set forth in the foregoing Basic Lease Information Rider (the "BLI Rider"). The BLI Rider and the Lease are, by this reference, hereby incorporated into one another. In the event of any direct conflict between the terms of the BLI Rider and the terms of the Lease, the BLI Rider shall control. Where the Lease simply supplements the BLI Rider and does not conflict directly therewith, the Lease shall control.

                  IN WITNESS WHEREOF, Landlord and Tenant have signed this BLI Rider as of this 11 day of _____May___________, 2000.
                 --
Witnesses:                    "LANDLORD"
                               --------

                               SAW BAN, LTD., a Florida limited partnership

                               By: DIG USA, INC., a Florida corporation,
                                   general partner

                                   By:       /s/
                                      ---------------------------
                                   Its:      President
                                      ---------------------------
(As to Landlord)


                              "TENANT"
                               ------
                              TALK.COM HOLDING CORP., a Pennsylvania corporation


________________________      By:     Aloysius T. Lawn IV /s/
                                --------------------------------------

________________________      Its: Executive V-P - General Counsel and Secretary
                                                   -----------------------------
     (As to Tenant)

                                  OFFICE LEASE

         THIS BUILDING LEASE (this "Lease") is made as of the _11th_ day of ____May________, 2000, by and between SAW-BAN, LTD., a Florida limited partnership ("Landlord"), and TALK.COM HOLDING CORP., a Pennsylvania corporation authorized to do business in the State of Florida ("Tenant").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         1. PREMISES; COMMON AREAS: Landlord leases to Tenant and Tenant leases from Landlord the premises in the commercial office building located at 1401 N.W. 136th Avenue, City of Sunrise, County of Broward, Florida (together with the uncovered parking facilities sometimes collectively referred to herein as the "Building"), legally described in Exhibit "A" , known by that certain suite number set forth in the Basic Lease Information Rider (the "BLI Rider") attached to the front of this Lease and incorporated into this Lease by this reference, which space is more particularly shown on the floor plan attached hereto as Exhibit "A-1" and by this reference incorporated herein (the "Premises"). The parties hereby agree that the Premises contain the number of net rentable square feet set forth in the BLI Rider. In addition to the Premises, Tenant has the right to use, in common with others, the lobby, public entrances, public stairways and public elevators of the Building if any. The common areas serving the Building, including those referenced above, the parking facilities, and all others, will at all times be subject to Landlord's exclusive control and management in accordance with the terms and provisions of this Lease.

         2. LEASE TERM; LEASE DATE: The lease term (the "Lease Term") is for the period of time set forth in the BLI Rider, commencing on the Lease commencement date set forth in the BLI Rider (the "Lease Commencement Date") and ending on the Lease expiration date set forth in the BLI Rider (the "Expiration Date"). Tenant's obligation to pay all rent, including Base Rent, Additional Rent and any other cost or charge due and payable by Tenant hereunder, (collectively, "Rent"), as such terms are hereafter defined, will commence on the rent commencement date set forth in the BLI Rider (the "Rent Commencement Date"). For purposes of this Lease, "Lease Year" shall mean and refer the period of twelve
(12) calendar months commencing on the Lease Commencement Date, and each successive period of twelve (12) calendar months during the Lease Term.

         3.       RENT:
                  ----

                  (a) Base Rent; Concession. Tenant will pay as the base rent for the Premises (the "Base Rent") the amounts set forth in the BLI Rider, with same being payable without demand, setoff or deduction, in advance, on or before the first day of each month, in equal monthly installments of the amounts set forth in the BLI Rider, plus applicable sales and other such taxes as are now or later enacted. Notwithstanding the foregoing or any other provision of this Lease to the contrary during the first eight (8) calendar months of the Lease Term, Tenant shall be obligated to pay only one-half (1/2) of the Base Rent due and payable by Tenant hereunder; provided, however, if Tenant defaults under this Lease, then Landlord shall have the right to seek, as part of damages, sums equal to the amounts of Base Rent abated hereunder.

                  (b) Escalations to Base Rent. Commencing on the first anniversary of the Rent Commencement Date, and on each subsequent anniversary of the Rent Commencement Date (each such date an "Adjustment Date"), the Base Rent shall be increased annually by multiplying the Base Rent in effect during the prior Lease Year by one hundred three percent (103%).

                  (c) Additional Rent. Tenant shall pay, as additional rent ("Additional Rent"), prorated for that part of the Lease Term within the applicable calendar year, Tenant's Percentage Share ("Tenant's Percentage Share"), as hereafter defined, of the total amount of (i) the annual operating expenses ("Operating Expenses"), as hereafter defined, and (ii) the annual taxes ("Taxes"), for the Building. For all years during the Lease Term, Landlord shall, in advance, reasonably estimate for each such calendar year the total amount of the Additional Rent. One-twelfth (1/12) of the estimated Additional Rent (plus all applicable taxes due and payable on Rent, now existing or hereafter enacted) shall be payable monthly, along with the monthly payment of the Base Rent. Landlord shall use its best efforts to make such estimate on or before January 1 of each calendar year. On or before March 31 following a year for which Additional Rent is payable hereunder, Landlord shall use its best efforts to provide Tenant with the amount of the actual Additional Rent for the previous year, and a reasonable breakdown of the items included therein, together with an invoice for any underpayments of Additional Rent (to be paid within thirty (30) days following receipt of such invoice, or to be included with the next monthly payment of Rent, whichever shall first occur) or a check to Tenant to reimburse Tenant for any overpayment of Additional Rent. For a period of thirty (30) days after receipt of the aforedescribed reconciliation statements, Tenant shall have the right, upon advance notice, to visit Landlord's office in the Building, or such other location within Broward County or Palm Beach County, Florida where Landlord maintains the books and records for the Building in the event that Landlord does not maintain an office at the Building, during Business Hours, as hereafter defined, to inspect its books and records concerning the Additional Rent. The delivery of the aforedescribed projection statement after January 1 and/or the reconciliation after March 31 shall not be deemed a waiver of any of Landlord's rights to collect monies and/or a waiver of any of the duties and obligations of Tenant as described in this section or as provided elsewhere in this Lease.

                  (d) Rent Concession. Notwithstanding the foregoing or any other provision of this Lease to the contrary during the first eight (8) calendar months of the Lease Term, Tenant shall be obligated to pay only one-half (1/2) of the Base Rent and one-half (1/2) of any Additional Rent due and payable by Tenant hereunder; provided, however, if Tenant defaults under this Lease, then Landlord shall have the right to seek, as part of damages, sums equal to the amounts of Base Rent and Additional Rent abated hereunder.

                  (e)      Definition of Material Terms.

                           (i) The term "Operating  Expenses" shall mean (1) any
and all costs of ownership, management, operation and maintenance of the Building, including, without limitation, wages, salaries, professionals' fees, taxes, insurance, benefits and other payroll burdens of all employees, Building management fee, janitorial services for five (5) days per week, maintenance, security guard and other services, building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, lighting, garbage removal, pest control, window cleaning, system maintenance, parking area care, and any and all other utilities, materials, supplies, maintenance, repairs, insurance applicable to the Building and Landlord's personal property and depreciation on personal property, fees, assessments and maintenance charges imposed by the property owners' association that governs the business park where the Building is located, and (2) the cost (amortized over such reasonable period as Landlord shall determine together with interest at the rate of twelve percent (12%) per annum on the unamortized balance; provided, however, any assessments imposed with respect to improvements having a useful life of three (3) years or more shall be amortized over the useful life of such improvements) of any capital improvements made to the Building by Landlord after the date of this Lease that reduce other Operating Expenses or which are made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation; provided, however, that Operating Expenses shall not include real property taxes, depreciation on the Building other than depreciation on carpeting in public corridors and common areas, costs of tenants' improvements, real estate broker's commissions, interest and capital items and costs of repairs of any and all structural and/or latent defects of the Building other than those referred to in subsection (2) above. Landlord shall maintain accounting books and records in accordance with sound accounting principles. In determining the amount of Operating Expenses for any calendar year, (i) if less than one-hundred percent (100%) of the Building shall have been occupied by tenants and fully used by them, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been one-hundred percent (100%) and had such full utilization been made during the entire period or (ii) if Landlord is not furnishing particular work or services (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such period by Landlord had Landlord furnished such work or service to such tenant. Landlord hereby agrees to deduct each year from the amount of the Operating Expenses the total amount of any and all sums, amounts or charges paid by Tenant or other tenants of the Building directly to Landlord or its agent for specific tenant requested services.

                           (ii) The term "Taxes"  shall mean the gross amount of
all impositions, taxes, assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor, including all taxes whatsoever (except for taxes for the following categories which shall be excluded from the definition of Taxes: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by

Landlord as a separate tax-paying entity without regard to Landlord's income source as arising from or out of the Building and/or the land on which it is located) attributable in any manner to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge or other amount required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

                           (iii) The term "Tenant's Percentage Share" shall mean
the percentage set forth in the BLI Rider. Landlord and Tenant acknowledge that Tenant's Percentage Share has been obtained by taking the net rentable area of the Premises, which Landlord and Tenant hereby stipulate for all purposes is the amount set forth in the BLI Rider, and dividing such number by the total net rentable area of the Building, which Landlord and Tenant hereby stipulate for all purposes is 105,487 net rentable square feet, and multiplying such quotient by 100. In the event Tenant's Percentage Share is changed during a calendar year by reason of a change in the net rentable area of the Premises, Tenant's Percentage Share shall thereafter mean the result obtained by dividing the new net rentable area of the Premises by 105,487 net rentable square feet and multiplying such quotient by 100 and for the purposes of Section 3.(b) Tenant's Percentage Share shall be determined on the basis of the number of days during such calendar year applicable to each such Tenant's Percentage Share.

                           (iv) The term  "Rent"  shall mean the sum of the Base
Rent and the Additional Rent and any other cost or charge due and payable by Tenant under this Lease

                  (f)      Related Provisions.

                           (i) Tenant  covenants and agrees to pay a late charge
for any payment of Rent not received by Landlord on or before the tenth (10th) day of each month and for any other payment, not received by Landlord on or before the date when same is due. Said late charge shall be computed from the first day of the month in the case of Rent and from the date when same is due in the case of any other cost or charge due from Tenant hereunder. The amount of the late charge shall be an amount equal to the interest accruing on the sum(s) outstanding, with such interest commencing on the dates aforesaid, ending on the date of receipt of the sum(s) by Landlord and having a rate equal to eighteen percent (18%) per annum. In the event any late charge is due to Landlord, Landlord shall advise Tenant in writing and Tenant shall pay said late charge to Landlord along with and in addition to the next payment of Rent.

                           (ii)  Landlord  shall notify Tenant in writing of any
and all adjustments to Base Rent. In addition to Base Rent and Additional Rent or any other Rent due under this Lease, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals and any other similar charges now existing or hereafter imposed, based upon the privilege of leasing the space leased hereunder or based upon the amount of rent collected therefor.

                           (iii)  If  Tenant's   possession   of  the   Premises
commences on any day other than the first day of the month, Tenant shall occupy the Premises under the terms of this Lease and the pro rata portion of the Rent shall be paid by Tenant; provided, however, that in such an event the Lease Commencement Date, for the purposes of this Lease, shall be deemed to be the first day of the month immediately following the month in which possession is given.

                           (iv)  Additional  Rent for the  final  months of this
Lease is due and payable even though it may not be calculated until subsequent to the Expiration Date of the Lease. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the Security Deposit, as hereafter defined, in full or partial satisfaction of any Additional Rent due for the final months of this Lease. If said Security Deposit is greater than the amount of any such Additional Rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease, then Landlord shall refund the balance of said Security Deposit to Tenant as provided herein. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved, of the liability for or the obligation to pay any Additional Rent due for the final months of this Lease by reason of the provisions of this Section, nor shall Landlord be required first to apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease.

         4.       SECURITY DEPOSIT:

                  (a) General. Concurrently with the execution of this Lease, Tenant has either (i) deposited with Landlord the amount set forth in the BLI Rider in the form of U.S. cash, locally drawn cashier's or official bank check or wire transfer (the "Cash Deposit"), or (ii) provided Landlord with an irrevocable letter of credit in the amount set forth in the BLI Rider and meeting the criteria of Section 4.(c) below (the "Irrevocable Letter of Credit"), as the security deposit (the "Security Deposit") hereunder. The Security Deposit will be retained by Landlord as security for the payment by Tenant of the Rent and for the faithful performance by Tenant of all the other terms and conditions of this Lease. In the event Tenant fails to faithfully perform the terms and conditions of this Lease, Landlord, at Landlord's option, may at any time apply the Security Deposit or any part thereof toward the payment of the Rent and/or toward the performance of Tenant's obligations under this Lease. In such event, within five (5) days after notice, Tenant will deposit with Landlord or pay the banking institution that issued the Irrevocable Letter of Credit cash sufficient to restore the Security Deposit to its original amount. Landlord may (but is not obligated to) exhaust any or all rights and remedies against Tenant before resorting to the Security Deposit. Notwithstanding the foregoing or any other provision of this Lease to the contrary, upon the expiration of the 18th consecutive calendar month of the Lease Term (the "Security Deposit Expiration Date"), provided that Tenant is not in default hereunder beyond any applicable cure or grace period prior to the end of said 18th month and no condition exists as of the Security Deposit Expiration Date that but for the lapse of time would be deemed a default by Tenant hereunder, Landlord shall return the Cash Deposit to Tenant within fifteen (15) days of the expiration of the Security Deposit Expiration Date, or, the Irrevocable Letter of Credit shall be terminated, as applicable. In the event that Tenant has defaulted hereunder beyond any applicable cure or grace period prior to the end of the Security Deposit Expiration Date or a condition exists as of the Security Deposit Expiration Date that but for the lapse of time would be deemed a default by Tenant hereunder, then the Security Deposit shall remain an obligation of Tenant hereunder for the remainder of the Lease Term.

                  (b) Cash Deposit. Landlord will return the unused portion of the Cash Deposit, if any, to Tenant within thirty (30) days after the Expiration Date if Tenant is not in violation of any of the provisions of this Lease. Landlord will not be required to pay Tenant any interest on the Cash Deposit nor hold same in a separate account. If Landlord sells or otherwise conveys the Building, Landlord will deliver the Cash Deposit or the unapplied portion thereof to the new owner. Tenant agrees that if Landlord turns over the Cash Deposit or the unapplied portion thereof to the new owner, Tenant will look to the new owner only and not to Landlord for its return upon expiration of the Lease Term. If Tenant assigns this Lease with the consent of Landlord (as expressly provided for in this Lease), the Cash Deposit will remain with Landlord for the benefit of the new tenant and will be returned to such tenant upon the same conditions as would have entitled Tenant to its return.

                  (c) Irrevocable Letter of Credit. The Irrevocable Letter of Credit shall be in a form attached hereto as Exhibit "E" and shall be issued by a federally insured banking institution located in Broward County, Palm Beach County or Miami-Dade County, Florida, acceptable to Landlord (the "Approved Institution"). The Irrevocable Letter of Credit shall provide that Landlord shall have the absolute right, in the event Tenant is in default of the terms and conditions of this Lease after the giving of any required notice and beyond any applicable cure or grace period, and upon Landlord's demand to the Approved Institution, to receive disbursements pursuant to the Irrevocable Letter of Credit. Funds drawn under the Irrevocable Letter of Credit shall be treated as part of the Security Deposit and shall be applied as provided in Section 4.(a) above.

         5.       USE, EXCLUSIVE:

                  (a) General Office Use. Tenant will use and occupy the Premises solely for general office use and solely for the operation of the business set forth in the BLI Rider. Tenant acknowledges that its type of business, as above specified, is a material consideration for Landlord's execution of this Lease. Tenant will not commit waste upon the Premises nor suffer or permit the Premises or any part of them to be used in any manner, or suffer or permit anything to be done in or brought into or kept in the Premises or the Building, which would: (i) violate any law or requirement of public authorities, (ii) cause injury to the Building or any part thereof, (iii) annoy or offend other tenants or their patrons or interfere with the normal operations of HVAC, plumbing or other mechanical or electrical systems of the Building or the elevators installed therein, (iv) constitute a public or private nuisance, or (v) alter the appearance of the exterior of the Building or of any portion of the interior other than the Premises pursuant to the provisions of this Lease. Tenant agrees and acknowledges that Tenant shall be responsible for obtaining any special amendments to the certificate of occupancy for the Premises and/or the Building and any other governmental permits, authorizations or consents required solely on account of Tenant's use of the Premises.

                  (b) Prohibited Uses. Tenant hereby represents, warrants and agrees that Tenant's business is not and shall not be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing; (ii) for a retail banking, trust company, depository, guarantee or safe deposit business open to the general public, (iii) as a savings bank, a savings and loan company open to the general public, (iv) for the sale to the general public of travelers checks, money orders, drafts, foreign exchange or letters of credit or the receipt of money for transmission, (v) as a stock broker's or dealer's office or for the underwriting or sale of securities open to the general public,
(vi) as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, (vii) as a news or cigar stand, (viii) as an employment agency, labor union office, or music studio, school (except for the training of employees of Tenant), or (ix) as a barber shop or beauty salon, nor shall Tenant's use conflict with any applicable zoning or land use codes or laws applicable to the Building.

                  (c) Exclusive Use. Provided that Tenant is not in default under this Lease beyond any applicable cure or grace period, Tenant shall have the exclusive right in the Building to operate and conduct in the Premises a long distance telephone services call center. To that end, during the Lease Term, Landlord shall not be permitted to lease space in the Building to a tenant such as Sprint, AT&T, MCI or similar operators of long distance telephone services call centers. Landlord is permitted to lease space in the Building to call center operators who are not engaged in the long distance telephone services business.

         6.       INTENTIONALLY OMITTED.

         7.       ACCEPTANCE  OF  PREMISES;  LANDLORD'S  WORK; TENANT'S ADVANCE
                  POSSESSION:

                  (a) Improvements. Improvements, if any, to be made to the Premises by Tenant shall be made in accordance with the Work Letter Agreement attached hereto as Exhibit "B" and incorporated herein by this reference (the "Work Letter Agreement"). Improvements, if any, to be made to the Premises by Landlord are specifically set forth in the Work Letter and there are no others. All improvements made to the Premises, whether by Landlord or Tenant, will become the property of Landlord when attached to or incorporated into the Premises. Such property will remain the property of Landlord upon termination of this Lease. The taking of possession by Tenant (or any permitted assignee or subtenant of Tenant) of all or any portion of the Premises for the conduct of business will be deemed to mean that Tenant has found the Premises, and all of their fixtures and equipment, acceptable.

                  (b) Tenant's Advance Possession for Fixturing. For a period of fifteen (15) days prior to the Lease Commencement Date, Tenant shall have the privilege of entering the Premises, rent free, for the purpose of installing Tenant's leasehold improvements, fixtures and equipment and other construction activities. Tenant's activities shall not create unreasonable interference with the work of Landlord, and Landlord's work shall not create unreasonable interference with Tenant's work during said 15-day period. Tenant shall indemnify, defend, release and hold Landlord, its agents, employees, contractors and assignees, if any, harmless against all penalties, damages, claims or demands due to personal injury incurred by Tenant's employees and agents in connection with Tenant's activities pursuant to this Section 7.(b). During said 15-day period, all terms and conditions of this Lease, other than the provisions related to Tenant's payment of Rent hereunder, shall apply to Tenant.

         8.       PARKING:

                  (a) Unassigned Parking. As long as Tenant is not in default under this Lease, Landlord will provide Tenant during the Lease Term with unassigned, nonexclusive parking spaces in the parking areas for the number of automobiles set forth in the BLI Rider in the uncovered parking area of the building (the "Unassigned Parking Areas"). Such parking spaces may be used only by principals, employees and the business invitees of Tenant visiting the Premises of Tenant.

                  (b) Reserved Parking in Uncovered Parking Areas. Tenant shall be entitled to use of the number of reserved parking spaces (the "Reserved Parking Spaces") set forth in the BLI Rider, which Reserved Parking Spaces are located in the uncovered parking area of the Building (the "Covered Parking Area").

                  (c) Parking Controls. Landlord has and reserves the right to alter the methods used to control parking and the right to establish such controls and rules and regulations (such as parking stickers to be affixed to vehicles) regarding parking that Landlord may deem desirable. Without liability, Landlord will have the right to tow or otherwise remove vehicles improperly parked, blocking ingress or egress lanes, or violating parking rules, at the expense of the offending tenant and/or owner of the vehicle.

         9.       BUILDING SERVICES:

                  (a) General. In general, the services set forth below will be provided by Landlord at a service level set, defined and regulated by Landlord consistent with office buildings of similar quality to and in the same immediate geographic area as the Building. During the Lease Term, the regular business hours (the "Business Hours") of the Building will be 7:30 a.m. to 6:30 p.m., Monday through Friday, and on Saturday, 8:00 a.m. to 2:00 p.m., except holidays generally recognized by state and federal governments. The Building will be accessible to Tenant, its subtenants, agents, servants, employees, contractors, invitees or licensees (collectively, "Tenant's Agents") at all times during Business Hours. Notwithstanding the foregoing, Tenant shall be permitted to access the Building and parking areas 24 hours per day during the Lease Term.

                  (b)      Specific Services Provided.

                           (i) Janitorial  Service.  Landlord  agrees to provide
during the Lease Term janitorial services for the Premises customarily provided in office buildings of similar quality to and in the same immediate geographic area as the Building, all as more particularly described on Exhibit "D" hereto and by this reference incorporated herein. Janitorial service will be provided after Business Hours at the Building, but no janitorial services will be provided on Saturdays, Sundays and holidays generally recognized by state and federal government. Should Tenant require additional janitorial services beyond those customarily provided by Landlord, Tenant may request same in writing from Landlord and if Landlord agrees to provide such services, Tenant will be billed for same by Landlord at a reasonable rate and those costs and expenses when billed will be as Rent due under this Lease.

                           (ii)  Electricity.  During the Lease  Term,  electric
power will be available for the purposes of lighting and general office equipment use in amounts consistent with Building standard electrical capacities and will be separately metered for the Premises. Tenant shall be responsible for all payments to the utility authority providing electricity. The Building standard mechanical and electrical systems are designed to accommodate loads generated by lights and office equipment such as typewriters, dictating equipment, photocopy equipment, etc., up to the standard maximum capacities as set forth in the Work Letter attached hereto as Exhibit "B". Tenant acknowledges that Tenant's intended  use of the  Premises  excludes  material  use of the  Premises  beyond
Business Hours. Material use shall be deemed to mean the operation of an additional "shift", either full or part time, or use of the Premises after Business Hours in any way that may preclude or interfere with the providing of janitorial services to the Premises. In the event Tenant's use of the Premises requires more electrical power than set forth above, whether by intensity of use, load or type of equipment, Tenant may then be billed for such additional use and such billings will be billed to Tenant as Rent. Landlord will utilize Landlord's customary method of billing Tenant for excess electrical power consumption. At Landlord's option, Landlord, at Tenant's expense, may have an engineer estimate Tenant's usage, and bill Tenant at standard utility rates for the excess usage or install a submeter for the purposes of monitoring Tenant's excess power consumption. Landlord and Tenant agree that Landlord's implementation of the electrical monitoring and billing procedures set forth herein shall in no way be construed so as to deem Landlord a private or public utility company. Landlord reserves the right, after Business Hours, to turn off all unnecessary lighting in the unoccupied areas of the Building and the Premises to minimize the energy consumption of the Building in both the common areas and the Premises.

                           (iii)  HVAC  Services.  Landlord  agrees to  provide,
during Business Hours, heating, ventilating and air conditioning for the purposes of comfort control by way of an individual HVAC unit for the Premises. Landlord and Tenant agree that Landlord's HVAC system is not designed to cool machinery and equipment. Tenant shall obtain and provide to Landlord, at Tenant's sole cost and expense, a written service and maintenance agreement for the HVAC system at the Premises with a service contracting company reasonably acceptable to Landlord. Landlord shall make available to Tenant from time to time a list of approved service contractors. Tenant shall provide to Landlord, on an annual basis, renewals of the service contract for the HVAC system. Notwithstanding the foregoing, Tenant shall, at Tenant's sole cost and expense, have the right to install its own HVAC system for the Premises (the "Additional HVAC") and install a separate electrical meter to meter the Additional HVAC ("Meter"). If installed, the Additional HVAC and Meter shall remain the property of Landlord after the end of the Lease Term. Installation of the Additional HVAC and Meter shall be treated as an Alteration as defined in Section 12 below. Landlord and Tenant shall work together, within reason, to minimize electrical and/or air conditioning charges incurred as a result of Tenant's business operations.

                           (iv)  Water and  Sewer.  Landlord  agrees to  provide
municipally supplied cold water and sewer services to the common areas for lavatory and non-commercial kitchen purposes.

                           (v) Elevator Service.  Landlord will provide elevator
service during Business Hours and, at Landlord's sole discretion, Landlord may provide restricted elevator service during non-Business Hours.

                  (c) Interruption of Services. It is understood and agreed that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of accident or repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or other causes beyond the control of Landlord. No such interruption or discontinuance of service will be deemed an eviction or a disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or abatement of Rent or relieve Tenant from the responsibility of performing any of Tenant's obligations under this Lease.

         10       SECURITY:
                  --------

                  (a) Landlord's Responsibility. Landlord shall: (1) install and maintain as part of Operating Expenses a system to reasonably control access to the Building (excluding the Premises), which shall be monitored by a central monitoring station on a twenty-four (24) hour basis.

                  (b) Tenant's Responsibility. Tenant shall: (1) abide by all policies, procedures and rules and regulations for use of the access system, (2) report promptly the loss or theft of all keys which would permit unauthorized entrance to the Premises, Building or parking areas, (3) report to Landlord the employment or discharge of employees and their vehicle's make, model, and license number, (4) promptly report to Landlord door-to-door solicitation or other unauthorized activity in the Building or parking areas, and (5) promptly inform the Landlord's Building manager in the event of a break-in or other emergency.

                  (c) Interruption of Security. Tenant acknowledges that the above security provisions may be suspended or modified at Landlord's sole discretion or as a result of causes beyond the reasonable control of Landlord. No such interruption, discontinuance or modification of security service will constitute an eviction, constructive eviction, or a disturbance of Tenant's use and possession of the Premises, and further, no interruption, discontinuance or modification of security service will render Landlord liable to Tenant or third-parties for damages, abatement of Rent, or otherwise, or relieve Tenant of the responsibility of performing Tenant's obligations under this Lease.

         11       REPAIRS AND MAINTENANCE:

                  (a) Landlord's Responsibilities. During the Lease Term, Landlord shall define, set, and maintain the level of repairs and maintenance for the Building, the common areas, and all other areas serving the Building, in a manner comparable to office buildings of similar quality to and in the immediate geographic area of the Building. Landlord's responsibilities with respect to this paragraph are as follows: (1) the structural and roof systems of the Building and parking areas, (2) the Building standard electrical and mechanical systems, (3) the primary water and sewer systems of the Building, (4) the Building common areas and the common area furniture, fixtures, and equipment, (5) the landscaped areas in and about the Building, (6) the parking areas and (7) replacement of Building standard light bulbs in the common areas.

                  (b) Tenant's Responsibilities. During the Lease Term, Tenant will repair and maintain the following at Tenant's expense:

                      (i) The interior portion of the demising walls, the interior partition walls of the Premises and their wall-covering, and the entry door to the Premises.

                      (ii) The electrical and mechanical systems not considered Building standard which have been installed by either Landlord or Tenant, for the exclusive use and benefit of Tenant. The following examples are for clarification and are not all inclusive: (a) electrical services for computers or similar items, (b) projection room equipment such as dimmers, curtains, or similar items, (c) water closet plumbing, kitchen plumbing or similar items, (d) HVAC for other than comfort cooling in the Premises, (e) security systems for the Premises, (f) telephone system for the Premises; and (g) other similar systems.

                      (iii) Except for the janitorial services, if any, set forth in Section 11.(a) of this Lease, the repair and maintenance of the floor covering of the Premises, including VAT flooring, ceramic tiles, marble, wood flooring, or similar coverings, shall be performed by Landlord upon Tenant's request, at Tenant's expense, and Tenant will be billed for same as Rent. At least once per year, if necessary, Landlord will clean Tenant's carpeting at Tenant's expense to be billed to Tenant as Rent. Should additional cleaning be requested by Tenant, such cleaning will be available at Tenant's expense and will be billed to Tenant as Rent.

                      (iv) All cabinets and millwork (regardless of ownership) so long as said cabinets and millwork are for the exclusive use and benefit of Tenant.

                      (v) All other personal property, improvements or fixtures, except Building standard improvements and those items enumerated in Section 11.(a) hereof. Those items to be repaired and maintained by Tenant include, but are not limited to, the following: (a) ceiling tiles and ceiling grid, (b) molding or other woodwork and paneling, (c) light fixtures and bulbs, (d) draperies, blinds or wall hangings, (e) glass partition walls, (f) water closets, sinks and kitchen areas, (g) doors and locksets, and (h) vaults, safes, or secured areas. For the aforesaid items, Landlord may elect, with Tenant's approval (which approval will not be unreasonably withheld) to maintain and repair same at Tenant's expense and Tenant will be billed for same as Rent.

                  (c) Repairs and Maintenance; Miscellaneous. Notwithstanding any of the provisions of this Section 11 to the contrary, Landlord shall have no responsibility to repair or maintain the Building, any of its components, the common areas, the Premises, or any fixture, improvement, trade fixture, or any item of personal property contained in the Building, the common areas, and/or the Premises if such repairs or maintenance are required because of the occurrence of any of the following: (i) the acts, misuse, improper conduct, omission or neglect of Tenant or Tenant's Agents, or (ii) the conduct of business in the Premises. Should Landlord elect to make repairs or maintenance occasioned by the occurrence of any of the foregoing, Tenant shall pay as Rent all such costs and expenses incurred by Landlord. Landlord shall have the right to approve in advance all work, repair, maintenance or otherwise, to be performed under this Lease by Tenant and all of Tenant's repairmen, contractors, subcontractors and suppliers performing work or supplying materials. Tenant shall be responsible for all permits, inspections and certificates for accomplishing the above. Tenant shall obtain lien waivers for all work done in or to the Premises.

         12       TENANT'S ALTERATIONS:

                  (a) General. During the Lease Term, Tenant will make no alterations, additions or improvements in or to the Premises, of any kind or nature, including, but not limited to, alterations, additions or improvements in, to, or on, telephone or computer installations (any and all of such alterations, additions or improvements offer for those set forth in the Work
Letter attached hereto are collectively referred to in this Section 12 as the "Alteration(s)"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Should Landlord consent to any proposed Alterations by Tenant, such consent will be conditioned upon Tenant's agreement to comply with all requirements established by Landlord, including safety requirements and the matters referenced in Section 20 of this Lease. As stated herein, all Alterations made hereunder will become Landlord's property when incorporated into or affixed to the Building. However, at Landlord's option Landlord may, at the expiration of the Lease Term, require Tenant, at Tenant's expense, to remove Alterations made by or on behalf of Tenant and to restore the Premises to their original condition.

                  (b)      Alteration Fee.

                           (i) In connection with all Alterations other than the
Tenant Improvements constructed pursuant to the Work Letter (except for Alterations deemed a Material Change pursuant to Section 2.3 of the Work Letter), Tenant shall pay to Landlord as Additional Rent in connection with such Alterations a fee (the "Alteration Fee") for its supervision and overhead in connection with each such Alteration, for Landlord's review and approval of all plans and specifications for such Alteration, for Landlord's construction coordination and monitoring of such Alteration, and for all other reasonable costs and expenses incurred by Landlord as a result of or in connection with each such Alteration, an Alteration Fee as follows:

                               (1) If  the  total   construction   cost  of  the
                                   Alteration   is   $50,000.00   or  less,   an
                                   Alteration Fee of $500.00; or

                               (2) If  the  total   construction   cost  of  the
                                   Alteration is greater than $50,000.00, an Alteration Fee of $1,000.00.

                           (ii) Prior to making  any  Alteration,  Tenant  shall
submit to Landlord a statement of Tenant's independent architect, if one is employed, or Tenant's contractor, estimating the total cost of such Alteration and the estimated time required to complete such Alteration. The Alteration Fee shall be calculated on the basis of such estimate and paid in equal monthly installments during the course of the performance of the Alteration, together with the monthly installments of Base Rent thereafter coming due. Within ten business days after completion of the Alteration, Tenant shall pay to Landlord the entire balance of the Alteration Fee if not theretofore paid in full.

                           (iii) Within ten (10) business days after  completion
of any Alteration, Tenant shall submit to Landlord a statement of Tenant's independent architect, if one is employed, or Tenant's contractor, certifying the total cost of such Alteration. The Alteration Fee shall be adjusted, if necessary, based on the certification. If the Alteration Fee, as adjusted, shall be greater than the amount theretofore paid to Landlord by Tenant on account of such Alteration Fee, Tenant shall pay such deficiency simultaneously with the delivery to Landlord of the certification, which deficiency shall bear interest at the annual rate (the "Applicable Rate") equal to two percent (2%) in excess of the publicly announced prime (or corporate base) rate of interest then in effect at Citibank, N.A. (or its successors) until paid if not paid within the time required for the payment thereof. If such Alteration Fee, as adjusted, is less than the amount theretofore paid to Landlord by Tenant on account of such Alteration Fee, Landlord, within 30 days after Landlord's receipt of the certification, shall pay to Tenant the amount of such overpayment. If Landlord shall dispute the statement certifying the total costs of such Alteration, Landlord shall have the right, within 30 days after receipt of the certification, to employ an independent certified public accountant to review Tenant's books and records relating to such Alteration. The determination of such accountant shall be conclusively binding upon the parties, and, if necessary, the Alteration Fee shall be adjusted accordingly based upon such determination. If such determination shall reveal that the Alteration Fee paid on account of such Alteration shall have been understated by more than five percent (5%), then Tenant shall pay the fees of the accountant in connection with such review, and the payment to be made to Landlord as a result of such understatement shall bear interest at the Applicable Rate. Any adjustment in the Alteration Fee, together with interest thereon at the Applicable Rate, as well as any payment of the fees of such accountant, shall be paid by Tenant to Landlord as additional rent within ten business days after such accountant's determination.

         13       LANDLORD'S  ADDITIONS AND ALTERATIONS:  Landlord has the right to make changes in and about the Building and parking areas; provided, however, Landlord shall provide reasonable substitute parking during Landlord's construction of changes to the parking areas. Such changes may include, but not be limited to, rehabilitation, redecoration, refurbishment and refixturing of the Building and expansion of or structural changes to the Building. The right of Tenant to quiet enjoyment and peaceful possession given under the Lease will not be deemed breached or interfered with by reason of Landlord's actions pursuant to this paragraph so long as such actions do not materially deprive Tenant of its use and enjoyment of the Premises.

         14       ASSIGNMENT AND SUBLETTING:

                  (a) Prohibition on Assignment and Subletting. Neither Tenant nor Tenant's legal representatives or successors in interest by operation of law or otherwise shall assign, mortgage, hypothecate or otherwise encumber this Lease or enter into a sublease or license agreement with respect to any portion of the Premises or permit all or any portion of the Premises to be used by others, without the prior written consent of Landlord, which consent may be granted by Landlord in accordance with the terms and conditions of this Lease; provided, however, Landlord's prior consent shall not be required for any assignment of this Lease to any related entity or an affiliate of Tenant which is controlled by, controls or is under common control as, Tenant, so long as Tenant has provided Landlord with documentation and other evidence to establish said related company's or affiliate's control or common control as may be reasonably required by Landlord. Any issuance or transfer of stock in any corporate tenant or subtenant or any interest in any non-corporate entity tenant or subtenant, by sale, exchange, merger, consolidation, operation of law, or otherwise, or creation of new stock or interests, by which an aggregate of more than fifty (50%) percent of Tenant's stock or equity interests shall be vested in one or more parties who are not stockholders or interest holders as of the date of this Lease, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease. This subsection shall not apply to sales of stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, which sales are effected through any recognized securities exchange. Any modification or amendment to any sublease of any portion of the Premises shall be deemed a further sublease of this Lease.

                  (b) Request for Consent. If Tenant requests Landlord's consent to a specific assignment or sublease (a "Transfer"), it shall submit in writing to Landlord, not later than thirty (30) days prior to any anticipated Transfer,
(i) the name and address of the proposed assignee or subtenant (the "Proposed Transferee"), (ii) a duly executed counterpart of the proposed agreement of assignment or sublease, (iii) reasonably satisfactory information as to the nature and character of the business of the Proposed Transferee, as to the nature and character of its proposed use of the Premises or portion thereof to be sublet, and otherwise responsive to the criteria set forth in Subsection 14.(d) and (iv) banking, financial, or other credit information relating to the Proposed Transferee reasonably sufficient to enable Landlord to reasonably determine the financial responsibility, creditworthiness, and character of the Proposed Transferee.

                  (c) Landlord's Options. Landlord shall have the following options to be exercised within fifteen (15) business days from submission of Tenant's request for Landlord's consent to a specific Transfer:

                           (i) If Tenant proposes to assign this Lease or sublet
all or substantially all of the Premises, Landlord shall have the option to cancel and terminate this Lease as of the proposed commencement date for the transfer.

                           (ii) If any proposed  sublease shall be for less than
all or substantially all of the Premises or if it shall be for less than the balance of the Lease Term, Landlord shall have the option of canceling and terminating this Lease only as to such portion of the Premises and such portion of the Lease Term covered by the proposed sublease, effective as of the proposed commencement date of the sublease. If Landlord exercises this option, all Rent for the Premises shall be equitably apportioned as of the commencement date of the sublease.

                  (d) Landlord's Consent. If Landlord does not elect one (1) of the two (2) options provided in Subsection 14.(c), Landlord shall not unreasonably withhold or delay its consent to a proposed Transfer. Landlord shall be deemed to have reasonably withheld its consent to any proposed transfer unless all of the following conditions have been established to Landlord's reasonable satisfaction:

                           (i) The Proposed Transferee has sufficient  financial
wherewithal to discharge its obligations under this Lease and the proposed agreement of assignment or the sublease, as the case may be and as determined by Landlord's criteria for selecting Building Project tenants and has a net worth, experience, and reputation which is not less than the greater of (1) the net worth, experience, and reputation which Tenant had on the Commencement Date, or
(2) the net worth, experience, and reputation of Tenant immediately prior to the request for Landlord's consent to the proposed Transfer.

                           (ii) The Proposed  Transfer  shall not, in Landlord's
reasonable judgment, cause physical harm to the Building or harm to the reputation of the Building which would result in an impairment of Landlord's ability to lease space in the Building or a diminution in the rental value of space in the Building.

                           (iii)  The  proposed  use  of  the  Premises  by  the
Proposed Transferee will be a use permitted under this Lease and will not violate any restrictive covenants or exclusive use provisions applicable to Landlord.

                           (iv) The Proposed  Transferee shall not be any person
or entity which shall at that time be a tenant, subtenant, or other occupant of any part of the Building Project, or who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the six (6) months immediately preceding Tenant's request for Landlord's consent.

                           (v) The  proposed use of the Premises by the Proposed
Transferee will not require material alterations or additions to the Premises or the Building Project to comply with applicable law or governmental requirements and will not negatively affect insurance requirements or impose environmental risks.

                           (vi) Any  mortgagee of the  Building  will consent to
the proposed Transfer.

                           (vii) There shall be no default by Tenant, beyond any
applicable grace period, under any of the terms, covenants, and conditions of this Lease at the time that Landlord's consent to any such transfer is requested and on the date of the commencement of the term of any such proposed transfer.

Tenant expressly, knowingly, and voluntarily waives any right, claim, or remedy otherwise available to Tenant for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim, or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to any proposed transfer pursuant to this Lease. Tenant's sole remedy in such an event shall be to institute an action or proceeding seeking specific performance, injunctive relief, or declaratory judgment.

                  (e) Overages. If Tenant effects any transfer, then Tenant thereafter shall pay to Landlord a sum equal to (a) the Base Rent, Additional Rent, or any other consideration paid to Tenant by any transferee which is in excess of the Rent then being paid by Tenant to Landlord under this Lease for the portion of the Premises so assigned or sublet (on a pro-rated, square footage basis) , and (b) any other profit or gain (after deducting any necessary expenses incurred)
realized by Tenant from the transfer. The net rent, or other consideration paid to Tenant shall be calculated by deducting from the gross rent, or other consideration reasonable and customary real estate brokerage commissions actually paid by Tenant to third parties, tenant improvement allowances, rent concessions, the actual cost of improvements to the Premises made by Tenant for the transferee, and other direct out-of-pocket costs actually incurred by Tenant in connection with the transfer (so long as the costs are commercially reasonable and are commonly incurred by landlords in leasing similar space). All sums payable by Tenant pursuant to this paragraph shall be payable to Landlord as Rent immediately upon receipt by Tenant.

                  (f) No Release. Notwithstanding Landlord's consent to any Transfer, Tenant shall remain liable to Landlord for the prompt and continuing payment of all forms of Rent, payable under this Lease and the performance of all other covenants of this Lease. Consent by Landlord to a transfer shall not relieve Tenant from the obligation to obtain Landlord's written consent to any further transfer. If Landlord consents to a transfer, in no event shall any permitted transferee assign or encumber this Lease or its sublease, or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. If this Lease is nevertheless assigned, or the Premises are sublet or occupied by anyone other than Tenant, Landlord may accept rent from such assignee, subtenant, or occupant and apply the net amount thereof to the rent reserved in this Lease, but no such assignment, subletting, occupancy, or acceptance of rent shall be deemed a waiver of the requirement for Landlord's consent set forth in this section or constitute a novation or otherwise release Tenant from its obligations under this Lease.

         15       TENANT'S INSURANCE COVERAGE:

                  (a) Required Coverages. Tenant agrees that, at all times during the Lease Term (as well as prior and subsequent thereto if Tenant or any of Tenant's Agents should then use or occupy any portion of the Premises), it will keep in force, with an insurance company licensed to do business in the State of Florida having a rating of "A-" and a financial class of XI or better by Best's Insurance Key Rating Guide published by A.M. Best Company (i) without deductible, commercial general liability insurance, including coverage for bodily injury and death, property damage and personal injury and contractual liability as referred to below, in the amount of not less than the amount set forth in the BLI Rider, combined single limit per occurrence for injury (or death) and damages to property, (ii) with deductible of not more than Five Thousand Dollars ($5,000.00), insurance on an "All Risk or Physical Loss" basis, including sprinkler leakage, vandalism, malicious mischief, fire and extended coverage, covering all improvements to the Premises, fixtures, furnishings, removable floor coverings, equipment, signs and all other decoration or stock in trade, in the amounts of not less than the full replacement value thereof, and
(iii) workmen's compensation and employer's liability insurance, if required by statute. Such policies will: (i) include Landlord and such other parties as Landlord may reasonably designate as additional insured's, (ii) be considered primary insurance, (iii) include within the terms of the policy or by contractual liability endorsement coverage insuring Tenant's indemnity obligations under Section 20, and (v) provide that it may not be canceled or changed without at least thirty (30) days prior written notice from the company providing such insurance to each party insured thereunder. Tenant will also maintain throughout the Lease Term worker's compensation insurance with not less than the minimum statutory limits of coverage.

                  (b) Policy Requirements. The insurance coverages to be provided by Tenant will be for a period of not less than one year. Prior to, and as a condition of, the Lease Commencement Date, Tenant will deliver to Landlord original certificates of all such paid-up insurance; thereafter, at least fifteen (15) days prior to the expiration of any policy Tenant will deliver to Landlord such original certificates as will evidence a paid-up renewal or new policy to take the place of the one expiring.

         16       LANDLORD'S INSURANCE COVERAGE:

                  (a) Required Coverages. Landlord will at all times during the Lease Term maintain a policy or policies of insurance insuring the Building against loss or damage by fire, explosion or other hazards and contingencies typically covered by insurance for an amount acceptable to the mortgagees encumbering the Building. Landlord reserves the right to self insure.

                  (b) Tenant not to Affect Landlord's Insurance Coverages. Tenant will not do or permit anything to be done upon or bring or keep or permit anything to be brought or kept upon the Premises which will increase Landlord's rate of insurance on the Building. If by reason of the failure of Tenant to comply with the terms of this Lease, or by reason of Tenant's occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would otherwise be, Tenant will reimburse Landlord for that part of all insurance premiums charged because of such violation or occupancy by Tenant. Tenant agrees to comply with any requests or recommendation made by Landlord's insurance underwriter inspectors.

         17       SUBROGATION:

                  (a) Mutual Waiver of Subrogation. Each party will look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible. To the extent permitted by law, each of Landlord and Tenant hereby waives and releases all rights of subrogation under their respective all-risk casualty insurance policies required under this Lease. Each of Landlord and Tenant will cause each such insurance policy to be properly endorsed to evidence such waiver and release of subrogation in favor of Landlord.

                  (b) Tenant's Improvements and Personal Property. Tenant acknowledges that Landlord will not carry insurance on improvements, furniture, furnishings, trade fixtures, equipment installed in or made to the Premises by or for Tenant, and Tenant agrees that Tenant, and not Landlord, will be obligated to promptly repair any damage thereto or replace the same.

         18       DAMAGE OR DESTRUCTION BY CASUALTY:

                  (a) Termination. If by fire or other casualty the Premises are totally damaged or destroyed, or the Building is partially damaged or destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof (even though the Premises may not be damaged), Landlord will have the option of terminating this Lease or any renewal or extension thereof by serving written notice upon Tenant within one hundred and twenty (120) days from the date of the casualty and any prepaid Rent will be prorated as of the date of destruction and the unearned portion of such Rent will be refunded to Tenant without interest.

                  (b) Election for Restoration. If by fire or other casualty the Premises are damaged or partially destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof and the provisions of Section 18.(a) above are not applicable, then (i) if the unexpired Lease Term is less than two (2) years, excluding any theretofore unexercised renewal option, Landlord may either terminate this Lease by serving written notice upon Tenant within twenty (20) days of the date of destruction or Landlord may elect to restore the Premises, or (ii) if the unexpired Lease Term is more than two years, including any previously exercised renewal option, Landlord will restore the Premises.

                  (c) Less than Major Damage. If by fire or other casualty the Premises are damaged or partially destroyed to the extent of substantially less than twenty-five percent (25%) of the replacement cost thereof and the unexpired Lease Term, including any previously exercised renewal option is more than two years and the provisions of Section 18.(a) above are not applicable, then Landlord will restore the Premises.

                  (d) Apportionment of Rent. In the event of restoration by Landlord, all Rent paid in advance shall be apportioned as of the date of damage or destruction and all such Rent as above described thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending substantial completion of rebuilding, restoration or repair. In the event the destruction or damage is so extensive as to make it unfeasible for Tenant to conduct Tenant's business in the Premises, Rent under this Lease will be completely abated until the Premises are substantially restored by Landlord or until Tenant resumes use and occupancy of the Premises, whichever shall first occur. Landlord will not be liable for any damage to or any inconvenience or interruption of business of Tenant or any of Tenant's Agents occasioned by fire or other casualty.

                  (e) Restoration. Restoration, rebuilding or repairing will be at Landlord's sole cost and expense, subject to the availability of applicable insurance proceeds. Landlord shall have no duty to restore, rebuild or replace Tenant's personal property and trade fixtures. Notwithstanding anything to the contrary in this Lease, including, but not limited to this Section 18, Landlord's obligation(s) to repair, rebuild or restore the Building or the Premises shall exist only to the extent of insurance proceeds received by Landlord, plus the amount of any applicable insurance deductible, in connection with the condition or event which gave rise to Landlord's obligation to repair, rebuild or restore.

         19       CONDEMNATION AND EMINENT DOMAIN:

                  (a) Substantial Taking. If all or a substantial part of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease will terminate and the Rent will be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant will have no claim to the condemnation award.

                  (b) Less Than Substantial Taking. In the event a portion of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in paragraph A above, Landlord may, at Landlord's expense, restore the Premises to the extent necessary to make them reasonably tenantable. The Rent payable under this Lease during the unexpired portion of the Lease Term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award with respect to the leasehold estate but, in a subsequent, separate proceeding, may make a separate claim for trade fixtures installed in the Premises by and at the expense of Tenant and Tenant's moving expense. In no event will Tenant have any claim for the value of the unexpired Lease Term.

                  (c) Taking Affecting Building. Notwithstanding the foregoing, even if the Premises are not affected in whole or in part by a taking, Landlord will have the right to terminate this Lease upon ten (10) days prior written notice to Tenant if a material portion of the Building is taken by condemnation or eminent domain proceedings. Upon any such termination, Landlord and Tenant will each be released from all further liability under this Lease.

         20       LIMITATION OF LANDLORD'S LIABILITY; INDEMNIFICATION:

                  (a) Tenant's Personal Property. All personal property placed or moved into the Building will be at the sole risk of Tenant or other owner. Landlord will not be liable to Tenant or others for any damage to person or property arising from Environmental Concerns, as hereafter defined, theft, vandalism, HVAC malfunction, the bursting or leaking of water pipes, any act or omission of any cotenant or occupant of the Building or of any other person, or otherwise.

                  (b) Limitation of Liability. Notwithstanding any contrary provision of this Lease: (i) Tenant will look solely (to the extent insurance coverage is not applicable or available) to the interest of Landlord (or its successor as Landlord hereunder) in the Building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence or breach of this Lease by Landlord or its successor or of Landlord's managing agent (including any beneficial owners, partners, corporations and/or others affiliated or in any way related to Landlord or such successor or managing agent) and Landlord has no personal liability hereunder of any kind, and (ii) Tenant's sole right and remedy in any action or proceeding concerning Landlord's reasonableness (where the same is required under this Lease) will be an action for declaratory judgment and/or specific performance.

                  (c) Indemnity. Tenant agrees to indemnify, defend and hold harmless Landlord and its agents from and against all claims, causes of actions, liabilities, judgments, damages, losses, costs and expenses, including reasonable attorneys' fees and costs through all appeals, incurred or suffered by Landlord and arising from or in any way connected with the Premises or the use thereof or any acts, omissions, neglect or fault of Tenant or any of Tenant's

Agents, including, but not limited to, any breach of this Lease or any death, personal injury or property damage occurring in or about the Premises or the Building or arising from Environmental Concerns, as hereafter defined. Tenant will reimburse Landlord upon request for all costs incurred by Landlord in the interpretation and enforcement of any provisions of this Lease and/or the collection of any sums due to Landlord under this Lease, including collection agency fees, and reasonable attorneys' fees and costs, regardless of whether litigation is commenced, and through all appellate actions and proceedings if litigation is commenced.

         21       COMPLIANCE WITH ENVIRONMENTAL LAWS AND PROCEDURES:

                  (a) Hazardous Waste. "Hazardous Waste" shall mean toxic or hazardous waste, pollutants or substances, including, without limitation, bio hazardous materials, medical waste, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substance", "toxic substance", "toxic pollutant", or similarly identified substance or mixture, in or pursuant to any "Environmental Law". "Environmental Law" shall include, but is not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C .ss.9601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.ss.1802, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss.6901, et seq., the Toxic Substance Control Act of 1976, as amended, 15 U.S.C.ss. 2601, et seq., and the Clean Water Act, 33 U.S.C.ss. 446 et seq., as amended. The term "Environmental Law" also includes, but is not limited to, any present and then applicable federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law or other approval of a governmental authority relating to compliance with Environmental Law by the Premises requiring notification or disclosure of releases of Hazardous Substances to any governmental authority or other person or entity, imposing environmental conditions or requirements in connection with permits or other authorization for lawful activity at the Premises.

                  (b) Tenant's Covenants. Tenant shall not manufacture or dispose of any Hazardous Substances at the Premises or store or use any Hazardous Substance at the Premises in such quantities, concentrations, forms or levels, or otherwise in a manner which is in violation of any applicable Environmental Laws. Tenant shall comply with all Environmental Laws and other ordinances and regulations applicable to the Premises, and shall promptly comply with all governmental orders and directives for the correction prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole cost and expense. To the extent that Tenant generates any medical or biohazardous waste in conjunction with Tenant's use of the Premises, Tenant, at Tenant's sole cost and expense, shall obtain and maintain throughout the Lease Term a service contract with a duly licensed medical or biohazardous waste transportation and disposal company. Copies of such service contract shall be provided to Landlord each year during the Lease Term.

                  (c)      Indemnification by Tenant.

                           (i) Environmental Contamination. Tenant hereby agrees
to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees for attorneys of Landlord's choice, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Premises of any Hazardous Waste (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees for attorneys of Landlord's choice, costs of any settlement or judgment or claims asserted or arising under any Environmental Law, and any and all other statutes, laws, ordinances, codes, rules, regulations, orders or decrees regulating, with respect to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Waste), regardless of whether within Tenant's control provided that the foregoing was occasioned by the acts or negligence of Tenant, its agents, employees or licensees.

                           (ii)   Continuing   Indemnification.   The  aforesaid
indemnification and hold harmless agreement shall benefit Landlord from the date hereof and shall continue notwithstanding any termination of this Lease and, without limiting the generality of the foregoing such obligations shall continue for the benefit of Landlord and any subsidiary of Landlord during and following any possession of the Premises thereby or any ownership of the Premises thereby, whether arising by eviction, surrender by Tenant or otherwise, such indemnification and hold harmless agreement to continue forever.

                           (iii) Notice of  Environmental  Complaint.  If Tenant
shall receive any notice of: (1) the happening of any material event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Waste at the Premises or in connection with Tenant's operations thereon; or (2) any complaint, order, citation or material notice with regard to air emissions, water discharges or any other environmental, health or safety matter affecting Tenant (an "Environmental Complaint") from any person or entity, then Tenant immediately shall notify Landlord orally and in writing of said notice.

                  (d) Landlord's Reserved Rights. Landlord shall have the right but not the obligation (and without limitation of Landlord's rights under this Lease) to enter onto the Premises or to take such other actions as it shall deem necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Waste or Environmental Complaint following receipt of any notice from any person or entity having jurisdiction asserting the existence of any Hazardous Waste or an Environmental Complaint pertaining to the Premises or any part thereof which, if true, could result in an order, suit or other action against Tenant and/or which, in Landlord's sole opinion, could jeopardize its security under this Lease. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights shall be payable by Tenant upon demand as Rent if same were occasioned by the activities of Tenant, its employees or licensees.

                  (e) Environmental Audits. If Landlord shall have good reason to believe that Hazardous Waste has been discharged on the Premises by Tenant, its employees or licensees, Landlord shall have the right, in its sole discretion, to require Tenant to perform periodically to Landlord's satisfaction (but not more frequently than annually unless an Environmental Complaint shall be then outstanding), at Tenant's expense, an environmental audit and, if deemed necessary by Landlord, an environmental risk assessment of: (a) the Premises;
(b) Hazardous Waste management practices and/or (c) Hazardous Waste disposal sites used by Tenant. Said audit and/or risk assessment must be by an environmental consultant reasonably satisfactory to Landlord. Should Tenant fail to perform any such environmental audit or risk assessment within thirty (30) days after Landlord's request, Landlord shall have the right to retain an environmental consultant to perform such environmental audit or risk assessment. All costs and expenses incurred by Landlord in the exercise of such rights shall be secured by this Lease and shall be payable by Tenant upon demand as Rent.

                  (f) Breach. Any breach of any warranty, representation or agreement contained in this Section shall be an Event of Default and shall entitle Landlord to exercise any and all remedies provided in this Lease or otherwise permitted by law.

                  (g) Radon Gas. In accordance with Florida Law, the following disclosure is hereby made:

                  RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         22       COMPLIANCE  WITH LAWS AND  PROCEDURES:  Tenant  will  promptly
comply  with  all  applicable   laws,   guidelines,   rules,   regulations   and
requirements, whether of federal, state, or local origin, applicable to the Premises and the Building, including those for the correction, prevention and abatement of nuisance, unsafe conditions, or other grievances arising from or pertaining to the use or occupancy of the Premises. Accordingly, Tenant agrees that Tenant and Tenant's Agents shall comply with all operation and maintenance programs and guidelines implemented or promulgated from time to time by Landlord or its consultants, including, but not limited to, those matters set forth in subsections (b) and (c) below, in order to reduce the risk to Tenant, Tenant's Agents or any other tenants of the Building of injury from Environmental Concerns. Notwithstanding the foregoing, except for changes and alterations to the Building and Premises necessitated due to Tenant's specific use of the Premises, Landlord shall be responsible for those changes and alterations to the Building required by any applicable federal, state and local laws, guidelines, rules, regulations and requirements related to handicap access, which changes Landlord has received notice from the applicable governmental authority that they are in need of being made, including, without limitation, the federal Americans with Disabilities Act.

         23       RIGHT OF ENTRY: Landlord and its agents will have the right to enter the Premises during all reasonable hours to make necessary repairs to the Premises. In the event of an emergency, Landlord or its agents may enter the Premises at any time, without notice, to appraise and correct the emergency condition. Said right of entry will, after reasonable notice, likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. Landlord or its agents will have the right to exhibit the Premises at any time to prospective tenants within one hundred and eighty days (180) before the Expiration Date of the Lease.

         24       DEFAULT:

                  (a) Events of Default. If (1) Tenant vacates or abandons the Premises prior to the Expiration Date in contravention of the terms and provisions of this Lease, or (2) Tenant fails to fulfill any of the terms or conditions of this Lease or any other Lease heretofore made by Tenant for space in the Building or (3) any execution or attachment is issued against Tenant or taken or occupied by someone other than Tenant, or (4) Tenant or any of its successors or assigns or any guarantor of this Lease ("Guarantor") should file any voluntary petition in bankruptcy, reorganization or arrangement, or an assignment for the benefit of creditors or for similar relief under any present or future statute, law or regulation relating to relief of debtors, or (5) Tenant or any of its successors or assigns or any Guarantor should be adjudicated bankrupt or have an involuntary petition in bankruptcy filed against it, or (6) Tenant shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge, attachment or execution upon Landlord's or Tenant's interest in this Lease or to the Premises, and/or the fixtures, improvements and furnishings located thereon; then, Tenant shall be in default hereunder.

                  (b Tenant's Grace Periods. If (1) Tenant fails to pay Rent on the date due or (2) Tenant fails to cure any other default within ten (10) days after written notice from Landlord specifying the nature of such default (unless such default is of a nature that it cannot be completely cured within said ten
(10) day period and steps have been diligently commenced to cure or remedy it within such ten (10) day period and are thereafter pursued with reasonable diligence and in good faith), then Landlord shall have such remedies as are provided under this Lease and/or under the laws of the State of Florida.

                  (c Repeated Late Payment. Regardless of the number of times of Landlord's prior acceptance of late payments and/or late charges, (i) if Landlord notifies Tenant two (2) times in any 6-month period that Base Rent has not been paid when due, then any other late payment within such 6-month period shall automatically constitute a default hereunder and (ii) the mere acceptance by Landlord of late payments in the past shall not, regardless of any applicable laws to the contrary, thereafter be deemed to waive Landlord's right to strictly enforce this Lease, including Tenant's obligation to make payment of Rent on the exact day same is due, against Tenant.

         25.      LANDLORD'S REMEDIES FOR TENANT'S DEFAULT:

                  (a Landlord s Options. If Tenant is in default of this Lease, Landlord may, at its option, in addition to such other remedies as may be available under Florida law:

                           (i   terminate  this  Lease  and  Tenant's  right  of
possession; or

                           (ii   terminate  Tenant's right to possession but not
the Lease and/or proceed in accordance with any and all provisions of Section 25.(b) below.

                  (b       Landlord's Remedies.

                           (i  Landlord may without  further  notice reenter the
Premises either by force or otherwise and dispossess Tenant by summary proceedings; and/or at Landlord's option,

                           (ii  All Rent for the  balance of the Term  will,  at
the election of Landlord, be accelerated and the full amount of same shall become immediately due thereupon and be paid, together with all expenses of every nature which Landlord may incur such as (by way of illustration and not limitation) those for attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for re-rental; and/or at Landlord's option,

                           (iii   Landlord  may re-let the  Premises or any part
thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Lease Term, and may grant concessions or free rent or charge a higher rental than that reserved in this Lease; and/or at Landlord's option,

                           (iv   Tenant or its legal representative(s) will also
pay to Landlord as liquidated damages any deficiency between the Rent hereby reserved and/or agreed to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Lease Term.

         26. LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT: If Tenant fails to observe or perform any term or condition of this Lease within the grace period, if any, applicable thereto, then Landlord may immediately or at any time thereafter perform the same for the account of Tenant. If Landlord makes any expenditure or incurs any obligation for the payment of money in connection with such performance for Tenant's account (including reasonable attorneys' fees and costs in instituting, prosecuting and/or defending any action or proceeding through appeal), the sums paid or obligations incurred, with interest at eighteen percent (18%) per annum, will be paid by Tenant to Landlord within ten
(10) days after rendition of a bill or statement to Tenant. In the event Tenant in the performance or non-performance of any term or condition of this Lease should cause an emergency situation to occur or arise within the Premises or in the Building, Landlord will have all rights set forth in this paragraph immediately without the necessity of providing Tenant any advance notice.

         27.      LIENS:

                  (a Statutory Construction Lien Notice. In accordance with the applicable provisions of the Florida Construction Lien Law and specifically Florida Statutes, ss. 713.10, no interest of Landlord whether personally or in the Premises, or in the underlying land or Building of which the Premises are a part or the leasehold interest aforesaid shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder. Further, Tenant acknowledges that Tenant, with respect to improvements or alterations made by Tenant or caused to be made by Tenant hereunder, shall promptly notify the contractor making such improvements to the Premises of this provision exculpating Landlord's liability for such liens.

                  (b No Liens. Notwithstanding the foregoing, if any construction lien or other lien, attachment, judgment, execution, writ, charge or encumbrance is filed against the Building or the Premises or this leasehold, or any alterations, fixtures or improvements therein or thereto, as a result of any work action or inaction done by or at the direction of Tenant or any of Tenant's Agents, Tenant will discharge same of record within ten (10) days after the filing thereof, failing which Tenant will be in default under this Lease. In such event, without waiving Tenant's default, Landlord, in addition to all other available rights and remedies, without further notice, may discharge the same of record by payment, bonding or otherwise, as Landlord may elect, and upon request Tenant will reimburse Landlord for all costs and expenses so incurred by Landlord plus interest thereon at the rate of eighteen percent (18%) per annum.

         28. NOTICES: Notices to Tenant under this Lease will be addressed to Tenant and mailed or delivered to the address set forth for Tenant in the BLI Rider. Notices to Landlord under this Lease (as well as the required copies thereof) will be addressed to Landlord (and its agents) and mailed or delivered to the address set forth in the BLI Rider. Notices will be personally delivered or given by registered or certified mail, return receipt requested. Notices delivered personally will be deemed to have been given as of the date of delivery and notices given by mail will be deemed to have been given forty-eight
(48) hours after the time said properly addressed notice is placed in the mail. Each party may change its address from time to time by written notice given to the other as specified above.

         29.      MORTGAGE; ESTOPPEL CERTIFICATE; SUBORDINATION:

                  (a Mortgage of the Building. Landlord has the unrestricted right to convey, mortgage and refinance the Building, or any part thereof. Tenant agrees, within seven (7) days after notice, to execute and deliver to Landlord or its mortgagee or designee such instruments as Landlord or its mortgagee may require, certifying the amount of the Security Deposit and whether this Lease is in full force and effect, and listing any modifications. This estoppel certificate is intended to be for the benefit of Landlord, any purchaser or mortgagee of Landlord, or any purchaser or assignee of Landlord's mortgage. The estoppel certificate will also contain such other information as Landlord or its designee may request.

                  (b Subordination. This Lease shall not be subordinated to any mortgage, including any renewal modification, consolidation, replacement or extension thereof, which at any time encumbers Landlord's interest in this Lease and/or in the Premises or Building; unless and until Tenant has received from the holder of such mortgage a non-disturbance agreement executed by such holder, in a form acceptable to such holder. Landlord shall use its best efforts to obtain from the holder of any mortgage encumbering the Premises as of the Lease Commencement Date, a non-disturbance agreement executed by such holder, in a form acceptable to such holder. Tenant hereby agrees to give any holder of any first mortgage on the Building, by registered or certified mail, a copy of any default notice served upon Landlord by Tenant provided Tenant has been provided advance written notice of the name and address of such first mortgage holder.

         30.      ATTORNMENT AND MORTGAGEE'S REQUEST:

                  (a Attornment. If any mortgagee of the Building comes into possession or ownership of the Premises, or acquires Landlord's interest by foreclosure of the mortgage or otherwise, upon the mortgagee's request Tenant will attorn to the mortgagee.

                  (b Estoppel Certificate. Tenant agrees that within seven (7) days after request by any mortgagee of the Building, Tenant will execute, acknowledge and deliver to the mortgagee a notice in form and substance satisfactory to the mortgagee, setting forth such information as the mortgagee may require with respect to this Lease and/or the Premises. If for any reason Tenant does not timely comply with the provisions of this Section, Tenant will be deemed to have confirmed that this Lease is in full force and effect with no defaults on the part of either part and without any right of Tenant to offset, deduct or withhold any Rent.

         31. TRANSFER BY LANDLORD: If Landlord's interest in the Building terminates by reason of a bonafide sale or other transfer, Landlord will, upon transfer of the Security Deposit to the new owner, thereupon be released from all further liability to Tenant under this Lease.

         32.      SURRENDER OF PREMISES; HOLDING OVER:

                  (a Expiration Date. Tenant agrees to surrender the Premises to Landlord on the Expiration Date (or sooner termination of the Lease Term pursuant to other applicable provisions hereof) in as good condition as they were at the commencement of Tenant's occupancy, ordinary wear and tear, and damage by fire and windstorm excepted.

                  (b Restoration. In all events, Tenant will promptly restore all damage caused in connection with any removal of Tenant's personal property. Tenant will pay to Landlord, upon request, all damages that Landlord may suffer on account of Tenant's failure to surrender possession as and when aforesaid and will indemnify Landlord against all liabilities, costs and expenses (including all reasonable attorneys' fees and costs if any) arising out of Tenant's delay in so delivering possession.

                  (c Improvements. Upon expiration of the Lease Term, Tenant will not be required to remove from the Premises Building standard items, all of such Building standard items are the property of Landlord. However, should Tenant, prior to the expiration of the Lease Term or during the Lease Term, install or cause to be installed fixtures, trade fixtures or any tenant improvements in excess of Building standard, Landlord shall have the option of retaining same or requiring Tenant to remove same. Should Landlord elect to cause Tenant to remove such items, the cost of removal of same, upon Landlord's election and notice to Tenant, shall be at Tenant's sole cost and expense. Landlord has no obligation to compensate Tenant for any items which are required hereunder to remain on or with the Premises.

                  (d Holdover Rent. Without limiting Landlord's rights and remedies, if Tenant holds over in possession of the Premises beyond the end of the Lease Term, during the holdover period the Rent will be double the amount of the Rent due and payable for the last month of the Lease Term.

                  (e Offer of Surrender. No offer of surrender of the Premises, by delivery to Landlord or its agent of keys to the Premises or otherwise, will be binding on Landlord unless accepted by Landlord, in writing, specifying the effective surrender of the Premises. At the expiration or termination of the Lease Term, Tenant shall deliver to Landlord all keys to the Premises and make known to Landlord the location and combinations of all locks, safes and similar items.

         33. NO WAIVER; CUMULATIVE REMEDIES: No waiver of any provision of this Lease by either party will be deemed to imply or constitute a further waiver by such party of the same or any other provision hereof. The rights and remedies of Landlord under this Lease or otherwise are cumulative and are not intended to be exclusive and the use of one will not be taken to exclude or waive the use of another, and Landlord will be entitled to pursue all rights and remedies available to landlords under the laws of the State of Florida. Landlord, in addition to all other rights which it may have under this Lease, hereby expressly reserves all rights in connection with the Building or the Premises not expressly and specifically granted to Tenant under this Lease. Provided that Landlord does not unreasonably disrupt Tenant's business operations, Tenant hereby waives all claims for damages, loss, expense, liability, eviction or abatement it has or may have against Landlord on account of Landlord's exercise of its reserved rights, including, but not limited to, Landlord's right to alter the existing name, address, style or configuration of the Building or the common areas, signage, suite identifications, parking facilities, lobbies, entrances and exits, elevators and stairwells.

         34. WAIVER OF JURY TRIAL: TO THE EXTENT PERMITTED BY LAW, TENANT HEREBY
WAIVES: (A) JURY TRIAL IN ANY ACTION OR PROCEEDING REGARDING A MONETARY DEFAULT BY TENANT AND/OR LANDLORD'S RIGHT TO POSSESSION OF THE PREMISES, AND (B) IN ANY ACTION OR PROCEEDING BY LANDLORD FOR MONIES OWED BY TENANT AND/OR POSSESSION OF THE PREMISES, THEN TENANT WAIVES THE RIGHT TO INTERPOSE ANY CROSSCLAIM OR COUNTERCLAIM (EXCEPT A MANDATORY CROSSCLAIM OR COUNTERCLAIM IF THE SAME IS PROVIDED FOR PURSUANT TO FLORIDA LAW). HOWEVER, THE FOREGOING WILL NOT PROHIBIT TENANT FROM BRINGING A SEPARATE LAWSUIT AGAINST LANDLORD.

         35. CONSENTS AND APPROVALS: If Tenant requests Landlord's consent or approval under this Lease, and if in connection with such requests Landlord deems it necessary to seek the advice of its attorneys, architects and/or other experts, then Tenant shall pay the reasonable fee of Landlord's attorneys, architects and/or other experts in connection with the consideration of such request and/or the preparation of any documents pertaining thereto.

         36. RULES AND REGULATIONS: Tenant agrees to abide by all rules and regulations attached hereto as Exhibit "C" and incorporated herein by this reference, as reasonably amended and supplemented from time to time by Landlord. Landlord will not be liable to Tenant for violation of the same or any other act or omission by any other tenant.

         37. SUCCESSORS AND ASSIGNS: This Lease will be binding upon and inure to the benefit of the respective heirs, personal and legal representatives, successors and permitted assigns of the parties hereto.

         38. QUIET ENJOYMENT: In accordance with and subject to the terms and provisions of this Lease, Landlord warrants that it has full right to execute and to perform under this Lease and to grant the estate demised and that Tenant, upon Tenant's payment of the required Rent and performing of all of the terms, conditions, covenants, and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the full Lease Term.

         39. ENTIRE AGREEMENT: This Lease, together with the BLI Rider, exhibits, schedules, addenda and guaranties (as the case may be) fully incorporated into this Lease by this reference, contains the entire agreement between the parties hereto regarding the subject matters referenced herein and supersedes all prior oral and written agreements between them regarding such matters. This Lease may be modified only by an agreement in writing dated and signed by Landlord and Tenant after the date hereof.

         40.      MISCELLANEOUS:

                  (a Cross Default. If Tenant has a lease for other space in the Building, any default by Tenant under such lease will constitute a default hereunder.

                  (b Severability; Choice of Law; Venue. If any term or condition of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, is not to be affected thereby and each term and condition of this Lease is to be valid and enforceable to the fullest extent permitted by law. This Lease will be construed in accordance with the laws of the State of Florida. Venue for any action arising out of this Lease shall be Palm Beach County, Florida.

                  (c NO OFFER. SUBMISSION OF THIS LEASE TO TENANT DOES NOT CONSTITUTE AN OFFER, AND THIS LEASE BECOMES EFFECTIVE ONLY UPON THE MUTUAL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT AND THE PAYMENT TO LANDLORD OF ANY SECURITY DEPOSITS OR ADVANCE RENT REQUIRED HEREUNDER.

                  (d Integration. Tenant acknowledges that it has not relied upon any statement, representation, prior or contemporaneous written or oral promises, agreements or warranties, except such as are expressed herein.

                  (e Personal Property Taxes. Tenant will pay before delinquency all taxes assessed during the Lease Term against any occupancy interest in the Premises or personal property of any kind owned by or placed in, upon or about the Premises by Tenant.

                  (f Pre-Lease Commencement Occupancy. If Tenant, with Landlord's consent, occupies the Premises or any part thereof prior to the beginning of the Lease Term, all provisions of this Lease will be in full force and effect commencing upon such occupancy, and Base Rent and Additional Rent, where applicable, for such period will be paid by Tenant at the same rate herein specified.

                  (g Brokers Each party represents and warrants that it has not dealt with any agent or broker in connection with this transaction except for the agents or brokers specifically set forth in the BLI Rider with respect to each Landlord and Tenant. If either parties' representation and warranty proves to be untrue, such party will indemnify the other party against all resulting liabilities, costs, expenses, claims, demands and causes of action, including reasonable attorneys' fees and costs through all appellate actions and proceedings, if any. The foregoing will survive the end of the Lease Term.

                  (h No Recording. Neither this Lease nor any memorandum hereof will be recorded by Tenant.

                  (i Landlord's Consents. Whenever under this Lease Landlord's consent or approval is expressly or impliedly required, the same may be arbitrarily withheld unless or except as otherwise specified herein.

                  (j No Partnership. Nothing contained in this Lease shall be deemed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between

Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                  (k Construction of Certain Terms; Headings. Whenever in this Lease the context allows, the word "including" will be deemed to mean "including without limitation". The headings of articles, sections or paragraphs are for convenience only and shall not be relevant for purposes of interpretation of the provisions of this Lease.

                  (l No-Air Rights. This Lease does not create, nor will Tenant have, any express or implied easement for or other rights to air, light or view over or about the Building or any part thereof.

                  (m Delegation by Landlord. Any acts to be performed by Landlord under or in connection with this Lease may be delegated by Landlord to its managing agent or other authorized person or firm.

                  (n Construction. This Lease shall not be more strictly construed against either party hereto by reason of the fact that one party may have drafted or prepared any or all of the terms and provisions hereof. It is acknowledged that each of the parties hereto has been fully represented by legal counsel and that each of such legal counsel has contributed substantially to the content of this Lease.

                  (o Confidentiality of Terms. Landlord and Tenant acknowledge that the terms and provisions of this Lease have been negotiated based upon a variety of factors, occurring at a coincident point in time, including, but not limited to: (i) the individual principals involved and the financial strength of Tenant, (ii) the nature of Tenant's business and use of the Premises, (iii) the current leasing market place and the economic conditions affecting rental rates,
(iv) the present and projected tenant mix of the Building, and (v) the projected juxtaposition of tenants on the floor(s) upon which the Premises are located and the floors within the Building. Therefore, recognizing the totality, uniqueness, complexity and interrelation of the aforementioned factors, the Tenant agrees to use its best efforts not to disseminate in any manner whatsoever, (whether by word of mouth, mechanical reproduction, physical tender or by any manner of visual or aural transmission or review) the terms and conditions of this Lease to third parties who could in any way be considered presently or in the future as prospective tenants for this or any other leasehold property with which Landlord may be involved. Notwithstanding the foregoing, Tenant shall be entitled to make reference and/or disclose the terms and conditions of this Lease only in any filing with the Securities Exchange Commission or any state securities regulatory body.

                  (p Parties Bound. If more than one person or entity is named herein as Tenant, their liability hereunder will be joint and several. In case Tenant is a corporation or limited liability company, Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and (b) Tenant shall deliver to Landlord or its agent, concurrently with the delivery of this Lease, executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) or managers (and members, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. It is agreed that each and every present and future partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that neither the death, resignation or withdrawal of any partner, nor the subsequent modification or waiver of any of the terms and provisions of this Lease, shall release the liability of such partner under the terms of this Lease unless and until Landlord shall have consented in writing to such release.

                  (q Proposed Use. Landlord has made no inquiries about and makes no representations (express or implied) concerning whether Tenant's proposed use of the Premises is permitted under applicable law, including applicable zoning law; should Tenant's proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect.

                  (r No Relocation of Tenant. Landlord agrees not to relocate Tenant during the Lease Term.

                  (s Signage. Tenant may, at Tenant's sole cost and expense, install an identification sign within or adjacent to the entrance of the Premises and on the monument sign located on the Southeast corner of Landlord's property provided such design has the prior approvals of Landlord and the property owners' association which governs the business park where the Building is located, as well as conforms to the graphic standards of the Building. In addition, subject to the remaining terms of this Section 40.(s), Landlord hereby grants to Tenant a right, at Tenant's sole cost and expense, and subject to applicable law, to erect a sign on the exterior facade of the Building (the "Building Sign") so long as the Building Sign's design has the prior approvals of Landlord (not to be unreasonably withheld or delayed) and the property owners' association which governs the business park where the Building is located, as well as conforms to the graphic standards of the Building (the "Building Sign Option"). The Building Sign Option is a one-time right, only exercisable provided that, at the time Tenant is entitled to exercise the Building Sign Option, Tenant is not in default of this Lease beyond any applicable cure or grace period and Tenant occupies a majority of space in the Building (on a rentable square foot basis), as compared to all other tenants leasing space in the Building. During the Lease Term, if and when 75% of the net rentable square feet of the Building has been leased (the "Occupancy Rate"), Landlord shall notify Tenant in writing (the "Building Sign Notice") that the Building has achieved the Occupancy Rate and whether Tenant occupies a majority of space in the Building (on a rentable square foot basis). Tenant acknowledges that the Building Sign Option has been granted to other tenants in the Building and will be exercisable only by that tenant which occupies a majority of space in the Building when the Occupancy Rate is achieved. Tenant further agrees and acknowledges that, based on the square footage of other tenants in the Building, it is possible that Tenant may never occupy a majority of the space in the Building. In the event that Tenant does occupy a majority of the space in the Building, Tenant shall have a period of fifteen (15) days from the date of the Building Sign Notice to elect, by written notification delivered to Landlord within such fifteen (15) day period, whether it shall exercise its Building Sign Option. If Tenant wishes to exercise the Building Sign Option and so delivers written notice to Landlord within the aforesaid fifteen (15) day period, then Tenant shall erect the Building Sign within 180 days from the date of the Building Sign Notice. If Tenant no longer has the Building Sign Option pursuant to other provisions of this Section 40.(s) or the Lease, or fails to properly exercise within the fifteen (15) day exercise period or fails to complete the installation of the Building Sign within the 180 days of the date of the Building Sign Notice, then the Building Sign Optiont shall thereupon and thereafter be null, void and of no further force or effect. Landlord and Tenant acknowledge and agree that time is of the essence for Tenant's exercise of the Building Sign Option. Landlord is not obligated to notify Tenant of any upcoming need to timely exercise the Building Sign Option other than to notify tenant as set forth in this Section. Tenant shall be responsible for all repairs and restoration of the Building and the monument sign arising from Tenant's installation of any and all of the signage under this Section, including, without limitation, the Building Sign. Landlord shall maintain in the lobby of the Building, a directory which shall include the name of the Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to other tenants of the Building.

                            [EXECUTION PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed and delivered this Lease as of the day and year first above written.

Witnesses:                 .  "LANDLORD"
                               --------


                              SAW BAN, LTD., a Florida limited partnership

                              By:  DIG USA,  INC., a Florida corporation,
                                   general partner


_________________________     By:              /s/
                                   ---------------------------------

_________________________     Its:              President
     (As to Landlord)              --------------------------------


                              "TENANT"
                               ------

                              TALK.COM HOLDING CORP., a Pennsylvania
                              Corporation

________________________      By: Aloysius T. Lawn IV /s/
                                   ----------------------------

________________________      Its: Executive V-P - General Counsel and Secretary
                                   --------------------------------------------

                                   EXHIBIT "A"

            LEGAL DESCRIPTION OF THE BUILDING AND PARKING FACILITIES
            --------------------------------------------------------
                                 (As to Tenant)

                                  EXHIBIT "A-1"
                                   FLOOR PLAN

                                   EXHIBIT "B"

                              WORK LETTER AGREEMENT

                  THIS WORK LETTER AGREEMENT (this "Agreement") is made and entered into this 11 day of May , 2000, between Landlord and Tenant. In the event of any inconsistencies between this Agreement and the Lease dated concurrently herewith to which this Agreement is attached as Exhibit "B", this Agreement shall control. Capitalized terms used in this Agreement shall, unless otherwise specifically set forth herein, have the same meanings as in the Lease.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Landlord and Tenant have executed a Lease this date and, in connection therewith, are entering into this Agreement for the construction of certain leasehold improvements of and to the Premises referenced in the Lease;

                  WHEREAS, (i) Landlord will be responsible for delivering the Building with certain structural, mechanical, electrical and other systems in good working order, as provided in the Lease, and (ii) Tenant shall employ a general contractor to undertake construction of the Tenant's leasehold improvements, including, without limitation, architectural and space plans, permit fees, HVAC, and interior finishes of the Premises (all such work being collectively referred to herein as the "Tenant Improvements").

                  WHEREAS, the parties agree and acknowledge that, for purposes of this Agreement only, the Premises contain 25,511 usable (as opposed to rentable as referred to in the Lease) square feet of space. Nothing in this Agreement, however, shall be deemed to modify or amend the provisions of the Lease dealing with the net rentable square footage of the Premises of the Building.

         NOW, THEREFORE, for TEN & NO/100 DOLLARS ($10.00) and other good and valuable considerations, receipt and adequacy of which is hereby acknowledged, Landlord and Tenant agree as follows:

                                    SECTION 1
                                    RECITALS

         1.1 Landlord and Tenant agree to the recitals set forth above and acknowledge that each of same is true and correct and by this reference is hereby incorporated into this Agreement.

                                    SECTION 2
                 PLANS AND SPECIFICATIONS; THE CONTRACTOR; HVAC

         2.1 Tenant shall cause a licensed Florida architect of Tenant's selection ("Tenant's Architect") and such other duly licensed professionals as required to prepare a space plan, construction budget (including all architectural and space planning costs) (the "Construction Budget"), construction plans, specifications and working drawings for the proposed Tenant Improvements (collectively all such items are referred to herein as the "Preliminary Plans"). The Preliminary Plans shall reflect the Tenant Improvements to the Premises to be made in compliance with all applicable zoning, land use and building codes applicable to the Building so that: (1) all required building permits can be obtained, based upon submittal of the Final Working Drawings (as defined below) to the appropriate governmental authority, (2) upon the proper completion of the Tenant Improvements all required certificates of occupancy can be issued by the governmental authority having jurisdiction over such matters, and (iii) the Premises
                  are  built  out  and   decorated  in  a  first  class  manner.
                  Notwithstanding the foregoing, Tenant's choice of Tenant's Architect shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

         2.2 Within ten (10) business days of Landlord's receipt of the Preliminary Plans, Landlord shall either (i) approve such
                  Preliminary Plans in writing (in which case the Preliminary Plans shall be deemed to be the "Final Working Drawings" for the Tenant Improvements), or (ii) Landlord shall disapprove the Preliminary Plans, with specific written objections to same. Landlord shall be reasonable in its review and approval or disapproval of the Preliminary Plans. In the event that Landlord disapproves the Preliminary Plans, Landlord and Tenant shall, within ten (10) business days of the date of Landlord's written disapproval, detailing Landlord's objections, convene a meeting of Tenant's Architect, the appropriate representative of Tenant, Landlord's architect or other construction professional and the appropriate representative of Landlord. The meeting shall be held in the offices of Tenant's Architect or such other location as the parties may all mutually agree. The purpose of the meeting shall be to review the Preliminary Plans along with Landlord's written objections and to work towards remedying such objections so that a revised set of the Preliminary Plans can be prepared and delivered to Landlord for review (the "Revised Preliminary Plans"). Within ten (10) business days of Landlord's receipt of the Revised Preliminary Plans, Landlord shall (i) approve such Revised Preliminary Plans in writing (in which case the revised Preliminary Plans shall be deemed to be the Final Working Drawings for the Tenant Improvements) or (ii) Landlord shall disapprove the Preliminary Plans, with specific written objections to same. The parties shall continue the foregoing process until Landlord approves of the Revised Preliminary Plans; provided, however, if the Revised Preliminary Plans are not approved by Landlord within fifteen
                  (15) days then Landlord shall have the right to terminate the Lease upon written notice to Tenant.

         2.3 The Final Working Drawings shall serve as the basis for the construction of the Tenant Improvements (collectively, the "Work"). To the extent that Tenant makes material changes to the Final Working Drawings, that is, either a change that results in a change in the cost of the Work of $7,500.00 or is a substantial design change from what was originally approved in the Final Working Drawings (in either case, a "Material Change"), such Material Change shall be submitted to Landlord for Landlord's review and approval, which approval shall not be unreasonably withheld or delayed. No Material Change shall be implemented unless and until Landlord has approved same, which approval shall not be unreasonably withheld of delayed, as provided for in this Section 2.3.

         2.4 Tenant shall select a Florida licensed contractor for the completion of the Work, pursuant to the Final Working Drawings (the "Contractor"). Tenant's choice of the Contractor shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld or delayed. The following is agreed to be an approved Contractor, not requiring Landlord's consent: Integral Construction of Broward, Inc. (the "Approved Contractor"). In the event that Tenant does not engage the Approved Contractor, Tenant shall provide such information regarding the Contractor, including financial information, as Landlord may reasonably required. As a condition of Landlord's approval of the Contractor, Landlord, to the extent that Landlord has a reasonable basis for concern, may require that Tenant obtain, at Tenant's sole cost and expense, payment and performance bonds in reasonable amounts, applicable to the work being performed by the Contractor, provided however that such bonds shall not be required if Tenant engages an Approved Contractor.

                                    SECTION 3
                                    FINANCIAL

         3.1 As long as Tenant has duly kept and performed all terms and conditions to be kept and performed by Tenant under the Lease, Landlord agrees that it shall make the following financial contributions for the Tenant Improvements (subject to the disbursement provisions below): subject to Sections 3.2 and
                  3.3 of this Agreement, the amount of Three Hundred Thirty-Two Thousand Twenty-Eight & No/100 Dollars ($332,028.00), based on $12.00 per rentable square footage of the Premises (the "Allowance").

         3.2 Tenant shall submit monthly draw requests (no later than the fifth (5th) business day of each month) for disbursement of the Allowance (a "Draw Request"). Each Draw Request shall consist of: (i) an itemization of the progress payment amounts due and payable to the Contractor, which itemization shall correspond to the line items in the Construction Budget (the "Progress Payment Amounts"), (ii) a certification from the Contractor of the subject Work completed, (iii) a written certification from Tenant's Architect that the Work, as detailed in the Draw Request for which payment is sought, has been completed to Tenant's Architect's reasonable satisfaction, and (iv) such partial releases of lien from the Contractor and all subcontractors being paid for out of the monies due from the subject Draw Request. Provided that Tenant has submitted a Draw Request in compliance with the foregoing, no construction liens have been filed (which have not been discharged completely), or threatened in writing, against the Building and Tenant is otherwise not in default under the Lease, Landlord shall, not later than ten (10) business days after the submittal of the Draw Request, disburse the Progress Payment Amounts requested of Landlord in the Draw Request (subject to a ten percent (10%) retainage) to the Contractor. Landlord has the right to confirm that the Progress Payment Amounts of the Draw Request are appropriate for the amount and portion of the Work completed and contest disbursement of any or all such amounts upon a reasonable basis; provided, however, subject to the conditions of Section 3.1 above, and so long as Tenant is not in default under the Lease or this Agreement beyond any applicable cure or grace periods and/or no event has occurred that will constitute a default by Tenant under the Lease or this Agreement if not corrected by Tenant within the applicable cure or grace period, Landlord shall be obligated to make total disbursements up to the full amount of the Allowance upon confirmation that the Work, for which Draw Requests have been properly submitted, has been provided to the Premises. In no event shall Landlord be required to disburse more than the Allowance.

         3.3 Once Landlord has disbursed the full amount of the Allowance (but subject to the ten percent (10%) retainage) Tenant shall, at Tenant's cost and expense, continue to cause the Contractor to be timely paid for the Work until completion of the Work and issuance of a certificate of occupancy for the Premises. The ten percent (10%) retainage shall be disbursed by Landlord to the Contractor only upon (i) the issuance of a final certificate of occupancy for all of the work contemplated by the Final Working Drawings, (ii) submittal of a final release of lien from the Contractor, (iii) submittal of a final contractor's affidavit, as contemplated by Florida Statutes, Chapter 713, which shall indicate that all subcontractors have been paid in full, and (iv) a written certification from Tenant that the Work has been completed to Tenant's reasonable satisfaction.

                                    SECTION 4
                          CONSTRUCTION OF IMPROVEMENTS

         4.1 Tenant shall cause the Work to be completed under the auspices of the Contractor in a good and workmanlike manner, in compliance with all applicable zoning, land use and building codes applicable to the Building, free from all construction liens.

         4.2 To the extent that any of the Work affects, damages, or otherwise affects any of the Building's systems, specifically including, without limitation, the various Building systems described in Section 9. of the Lease, Tenant, at Tenant's sole cost and expense, shall be responsible for such repairs to the affected Building system, in order to restore same to good working order.

         4.3 Tenant shall indemnify and hold harmless Landlord (including attorneys' fees and costs) from any and all loss, cost, damage, claim, charge, expense or liability arising out of or in any way connected with the installation and completion of the Work. Tenant shall obtain, and cause Landlord to be named as an additional insured thereunder, a policy of Builder's Risk insurance, issued by an insurance company, licensed to do business in the State of Florida, reasonably acceptable to Landlord. A copy of such Builder's Risk Insurance Policy shall be delivered to Landlord prior to the commencement of the Work.

         4.4 Tenant shall, upon completion of the Work, obtain and provide to Landlord true and correct copies of, all certificates of occupancy, certificates of completion, occupational licenses and other governmental approvals required. Tenant shall not occupy the space for business purposes unless and until Tenant has obtained all of the foregoing governmental approvals, including the Certificate of Occupancy and the occupational licenses submitted same to Landlord.

         4.5 Tenant shall have the right to relocate all computer room floor tiles and equipment in the Premises, as Tenant deems necessary within the Premises, at Tenant's sole cost and expense.

                                    SECTION 5
                                  RATIFICATION

         5.1 Except as specifically set forth in this Agreement, the Lease is ratified and confirmed as written.

                            [EXECUTION PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

Witnesses:                   "LANDLORD"
                              --------

                             SAW BAN, LTD., a Florida limited partnership

                             By:  DIG USA,  INC., a Florida corporation,
                                  general partner

_______________________      By:      /s/
                                 -----------------------

_______________________      Its:         President
                                  ----------------------
     (As to Landlord)

                             "TENANT"
                              ------

                             TALK.COM HOLDING CORP., a Pennsylvania corporation


_______________________      By:      Aloysius T. Lawn IV /s/
                                 ----------------------------

_______________________      Its:     Executive V-P - General Counsel
                                  --------------------------------------------

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

                  1. The  sidewalks,  entrances,  passages,  courts,  elevators, vestibules, stairways, corridors, and halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Premises.

                  2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design, and color, and attached in the manner approved by Landlord.

                  3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord except that the name of Tenant may appear on the entrance door of the Premises. In the event of a violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and the directory shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of a size and style acceptable to the Landlord.

                  4. Tenant shall not occupy or permit any portion of the Premises demised to it to be occupied as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant at the Premises, nor advertise for labor giving an address at the Premises. The Premises shall not be used for gambling, lodging, or sleeping or for any immoral or illegal purposes. The Premises shall not be used for the manufacture, storage, or sale of merchandise, goods or property of any kind whatsoever.

                  5. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageway or other public places in the Building shall not be covered or obstructed by any Tenant nor shall any bottles, parcels or other articles be placed on the window sills. No materials shall be placed in the corridors or vestibules nor shall any articles obstruct any air conditioning supply or exhaust vent.

                  6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant, its servants, employees, agents, or licensees shall be borne by Tenant.

                  7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as it may direct. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission. Neither Tenant nor Tenant's Agents including, but not limited to, electrical repairmen and telephone installers, shall lift, remove or in any way alter or disturb any of the interior ceiling materials of the Premises or Building, nor shall any of same have any access whatsoever to the area above the interior ceiling of the Premises or the Building except with the prior written consent of Landlord and in accordance with guidelines established by Landlord. No antennas shall be permitted except as provided in the Satellite Dish/Antenna Rider attached to this Lease.

                  8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises, and no cooling shall be done or permitted by any Tenant on said Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

                  9. Landlord shall have the right to retain a passkey and to enter the Premises at any reasonable time, to examine same or to make such alterations and repairs as may be deemed necessary, or, subject to the terms of this Lease, to exhibit same to prospective Tenants during normal business hours.

                  10. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of doors, windows, or skylights, or down the passageways.

                  11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant. Tenant shall pay to the Landlord the cost of any lost keys.

                  12. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the building, including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

                  13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its agent may determine from time to time. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by pre-arrangement before performance. Such pre-arrangements initiated by Tenant will include determination by Landlord, subject to his decision and control, of the time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon 2-inch thick plank strips to distribute the weight. Any damage done to the Building or to other Tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

                  14. Tenant agrees that all machines or machinery placed in the Premises by Tenant will be erected and placed so as to prevent any vibration or annoyance to any other Tenants in the Building of which the Premises are a part, and it is agreed that upon written request of Landlord, Tenant will, within ten
(10) days after the mailing of such notice, provide approved settings for the absorbing, preventing, or decreasing of noise from any or all machines or machinery placed in the Premises.

                  15. Each Tenant shall, at its expense, provide artificial light for the employees of the Landlord while doing janitor service or other cleaning, and in making repairs or alterations in said Premises.

                  16. The requirements of Tenant will be attended to only upon written application at the office of the Building. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person nor contract with or render free or paid services to any Tenant or Tenant's agent, employees, or invitees.

                  17. Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

                  18. Tenant shall have the free use of the mail chutes, if any, installed in the Building, but the Landlord in no wise guarantees efficiency of the said mail chutes and shall be in a no wise responsible for any damage or delay which may arise from use thereof.

                  19. Landlord will not be responsible for lost, stolen, or damaged property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

                  20. Landlord specifically reserves the right to refuse admittance to the Building from 6:30 p.m. to 7:30 a.m. Monday through Friday, or on Saturdays from 2:00 p.m. to 8:00 a.m., Sundays or legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the Landlord's judgment, should be denied access to the Premises. Landlord, for the protection of the Tenant and Tenant's effects may prescribe hours and intervals during the night and on Saturdays, Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance and departure in a register provided for the purpose by that Landlord.

                  21. No Tenant, nor any of Tenant's Agents, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical, or substance.

                  22. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the Premises, and for the preservation of good order therein and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

                                   EXHIBIT "D"

            JANITORIAL SERVICES FOR THE PREMISES PROVIDED BY LANDLORD

                                   EXHIBIT "E"

                          IRREVOCABLE LETTER OF CREDIT

                                                 Amount: $100,000.00
                                                 Beneficiary:
                                                 Effective Date:
                                                 Expiration Date:

SAW-BAN, LTD.
c/o Coldwell Banker Commercial - Brennar Real Estate Group
3195 North Powerline Road, Suite 104
Pompano Beach, FL  33064
Attn: Scott Brenner

Dear Sir/Madam:

                  1. We open in your favor this our Irrevocable Clean Letter of Credit, Credit No._______, for the amount U.S. $100,000.00, effective immediately and expiring on the close of business on ________, 2000 at our ____________Street office.

                  2. Funds under this credit are available to you against your sight draft on us, mentioning our credit number and accompanied by your certificate signed by one of your corporate officers or representatives or person acting under power of attorney stating: (a) that Talk.Com Holding Corp., a Pennsylvania corporation, the tenant under a certain lease dated as of , 2000, with Saw-Ban, Ltd., a Florida limited partnership, as Landlord, covering the premises in the commercial office building located at 1401 N.W. 136th Avenue, City of Sunrise, County of Broward, Florida (the "Lease") is in default thereunder; (b) that Landlord gave Tenant written notice of such default in accordance with the notice requirements of the Lease; (c) that Tenant, if any, failed to cure the default within the applicable grace period, if any, allowed by the Lease; and (d) the amount of funds (up to and including the face amount of this Letter of Credit, subject to reduction as hereinafter set forth) to be drawn by the aforementioned sight draft.

                  3. Notwithstanding the foregoing, if for any reason this Letter of Credit is expiring or terminating or if for some reason you require a renewal or replacement of this Letter of Credit, then this Letter of Credit may be immediately presented to us for full payment to you by drawing a sight draft on us in the then remaining amount of this Letter of Credit, unless a renewal or replacement letter of credit extending the expiration date to , 2000, is delivered to you at least thirty (30) days prior to the expected expiration or termination date of this Letter of Credit.

                  4. We hereby agree with you that any draft (drawn under and in accordance with paragraphs 2 or 3 above) and the terms of this credit will be duly honored by us in the amount referred to in paragraph 2(d) above or in the amount referred to in paragraph 3 above, as the case may be, upon our receipt at this office ( Street, , Florida) of the original of this Letter of Credit and certificate drawn in accordance with the above applicable paragraph(s), without regard to the accuracy of the certificate or to the amount requested, or to any contrary request or dispute by Tenant and without the necessity of our receiving further proof of the facts certified to or any specification of the nature of the default.

                  5. Should you have occasion to communicate with us regarding this Letter of Credit, kindly address your correspondence to _________ Street, ____________, Florida, making specific mention of our credit number.

                                           Very truly yours,

                             EXTENSION OPTION RIDER

                  THIS EXTENSION OPTION RIDER (this "Rider") is dated, executed and delivered concurrently with the attached lease (the "Lease") by and between SAW-BAN, LTD., a Florida limited partnership ("Landlord") and TALK.COM HOLDING CORP., a Pennsylvania ("Tenant"). In the event of any conflict between the terms of this Rider and the terms of the Lease, the terms of this Rider shall govern.

                  1. Grant of Option. Provided that (i) Tenant is not in default beyond any applicable cure or grace period under any of the terms and conditions of the Lease or under any other lease with Landlord on the date of exercise and the date of delivery of possession, (ii) Tenant has, from the original Lease Commencement Date, continuously occupied without interruption, sublease or assignment, and does occupy the entire Premises originally set forth in the Lease, and (iii) Tenant provides notice of its election in a proper and timely fashion, Tenant shall have the option (the "Extension Option") to extend the Lease Term for one (1) additional, successive term of five (5) years (the "Extension Term"), commencing immediately upon the expiration of the original Lease Term.

                  2. Exercise of Option. In order to exercise the Extension Option, Tenant must give Landlord written notice of its intention to exercise (the "Option Notice"), with such notice to be delivered to Landlord, in accordance with the notice provision of this Lease, not less than six (6) months prior to the expiration of the Lease Term.

                  3. Failure to Exercise. In the event Tenant at any time fails to deliver the Option Notice as specified in Section 2 or Tenant is otherwise not permitted to exercise pursuant to other terms hereof or of the Lease, then the Extension Option shall terminate and be null and void and this Lease shall expire on the expiration date of the then existing Lease Term or Extension Term. LANDLORD AND TENANT AGREE AND ACKNOWLEDGE THAT TIME IS OF THE ESSENCE FOR TENANT'S TIMELY EXERCISE OF THE EXTENSION OPTION. LANDLORD IS NOT OBLIGATED TO NOTIFY TENANT OF ANY UPCOMING NEED TO TIMELY EXERCISE THE EXTENSION OPTION.

                  4. Applicable Terms. In the event Tenant exercises the Extension Option, all of the terms of the Lease, including, but not limited to Tenant's obligation to pay Additional Rent and any other cost or charge which may be due and payable by Tenant under the Lease shall continue to be applicable to such Extension Term, except for (i) any Tenant Improvement Allowances, obligations under the Work Letter (such Work Letter being null and void as to any Extension Option), Landlord's build-out obligations, free Rent, or any other similar abatements of Rent under the Lease, (ii) the Extension Option then being exercised, and (iii) those terms which are specifically modified as set forth in
Section 5 below.

                  5. Base Rent. During the Extension Term, the Base Rent shall, for each year thereafter during the Extension Term, be equal to the greater of:
(i) the Base Rent for each Lease Year during the Extension Term as adjusted as provided for in Section 3.(b) of the Lease, or (ii) ninety-five percent (95%) of the then-fair market rental value of the Premises, as such fair market rental value is determined by Landlord, in Landlord's sole, but reasonable, judgment.

                  6. No Assignment. Landlord grants to Tenant the Extension Option specifically due to the character and nature of Tenant. As such, if Tenant shall, during the Lease Term or any extension thereof, assign or sublet any or all of the Premises, then the Extension Option shall not pass to such assignees or sublessees and, instead, the unexercised Extension Option shall thereupon and thereafter be null, void and of no further force or effect.

                  7. Ratification. Except as expressly set forth herein, the Lease is ratified and confirmed as written.

Witnesses:                   "LANDLORD"
                              --------

                             SAW-BAN, LTD., a Florida limited partnership


                             By:   DIG USA,  INC., a Florida corporation,
                                   general partner



_______________________      By:               /s/
                                  ---------------------------

_______________________      Its:              President
                                   --------------------------
     (As to Landlord)

                             "TENANT"
                              ------

                             TALK.COM HOLDING CORP., a Pennsylvania
                             corporation

_______________________      By:   Aloysius T. Lawn IV
                                  ------------------------

_______________________      Its: Executive V-P - General Counsel and Secretary
                                   --------------------------------------------

                          RIGHT OF FIRST REFUSAL RIDER

                  This Right of First Refusal Rider (this "Rider") is dated, executed and delivered concurrently with the attached lease (the "Lease") by and between SAW-BAN, LTD., a Florida limited partnership ("Landlord") and TALK.COM HOLDING CORP., a Pennsylvania corporation ("Tenant"). In the event of any conflict between the terms of this Rider and the terms of the Lease, the terms of this Rider shall govern.

                  1. Grant of Right. Subject to the terms of paragraphs 2 and 3 below, Landlord hereby grants to Tenant a right of first refusal (the "Refusal Right") with respect to any space located in the Building except for any space located on the third floor of the Building (the "Refusal Space") during the Lease Term.

                  2. Exercise of Rights; Applicable Terms. With respect to the Refusal Space:

                     (a) Landlord shall notify Tenant in writing of (i) Landlord's receipt of a bona fide written acceptable offer to lease all or part of the Refusal Space, and (ii) the relevant lease terms pertaining thereto prior to the intended commencement date for such new tenant.

                     (b) Tenant shall, provided Tenant is then in possession of an amount of space not less than the entire Premises originally set forth in the Lease and provided Tenant is not then or at the date of delivery of possession of the subject portion of the Refusal Space in default of this Lease beyond any applicable cure or grace period, have the right to lease from Landlord the portion of the Refusal Space covered in Landlord's notice on the terms and conditions of this Lease except for (i) improvement allowance, Landlord's build-out obligations, free rent provisions, parking charges, etc., which, although applicable to this Lease, shall not be applicable to the Refusal Space and (ii) Base Rent with respect to the Refusal Space shall be either the Base Rent set forth in Section 3 of the Lease or the Base Rent set forth in the bona fide written offer, whichever is less, and (iii) Tenant's Percentage Share shall be adjusted accordingly.

                     (c) Tenant shall have a period of five (5) business days from the date of Landlord's notification to elect, by written notification delivered to Landlord within such five (5) business day period, whether it shall exercise its Refusal Right.

                     (d) If Tenant wishes to exercise the Refusal Right and so delivers written notice to Landlord within the aforesaid five (5) business day period, then Landlord and Tenant shall execute an amendment to this Lease within five (5) days thereafter setting forth all relevant terms pertaining to the subject portion of the Refusal Space, including Base Rent, Commencement Date, Tenant's Percentage Share and Expiration Date.

                  3. Failure to Exercise. If Tenant no longer has the Refusal Right pursuant to other provisions of this Rider or the Lease, or fails to properly exercise within the five (5) business day exercise period or fails to enter into an amendment within the five (5) day execution period, then the Refusal Right, with respect to the subject portion of the Refusal Space then being negotiated by Landlord, shall thereupon and thereafter be null, void and of no further force or effect. LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT TIME IS OF THE ESSENCE FOR TENANT'S EXERCISE OF ANY REFUSAL RIGHT. LANDLORD IS NOT OBLIGATED TO NOTIFY TENANT OF ANY UPCOMING NEED TO TIMELY EXERCISE A REFUSAL RIGHT OTHER THAN TO NOTIFY TENANT AS SET FORTH IN PARAGRAPH 2(a) ABOVE.

                  4. Right Not Transferable. Landlord grants to Tenant this Refusal Right specifically due to the character and nature of Tenant. As such, if Tenant shall, during the Lease Term or any extension thereof, assign or sublet any or all of the Premises, this right shall not pass to any assignee or subtenant by or through an assignment or sublease and shall terminate as of the date of execution of any assignment or sublease.

                  5. Ratification. Except as expressly set forth herein, the Lease is ratified and confirmed as written.

Witnesses:                   "LANDLORD"
                             --------


                             SAW BAN, LTD., a Florida limited partnership

                             By:  DIG USA,  INC., a Florida corporation,
                                  general partner


________________________     By:       /s/
                                 ------------------------

________________________     Its:      President
                                  ----------------------
     (As to Landlord)

                              "TENANT"
                              ------

                              TALK.COM HOLDING CORP., a Pennsylvania
                              corporation

________________________      By:    Aloysius T. Lawn IV
                                  ------------------------

________________________      Its: Executive V-P - General Counsel and Secretary
                                   ---------------------------------------------

                          SATELLITE DISH/ANTENNA RIDER

                  THIS SATELLITE DISH/ANTENNA RIDER (this "Rider") is dated, executed and delivered concurrently with the attached lease (the "Lease") by and between SAW-BAN, LTD., a Florida limited partnership ("Landlord") and TALK.COM HOLDING CORP., a Pennsylvania corporation, qualified to do business in the State of Florida ("Tenant"). In the event of any conflict between the terms and conditions of this Rider and the terms and conditions of the Lease, the terms and conditions of this Rider shall govern.

                  1. The Antenna. Landlord understands that during the Lease Term, Tenant may require communication services in connection with the operation of Tenant's business which would necessitate the construction, installation, operation and use by Tenant of one or more communication antennas, microwave and/or satellite dishes, together with related equipment, mountings and supports (collectively, the "Antennas") on the roof of the Building. Landlord shall make available to Tenant, for Tenant's own use (and not for resale purposes) such space on the roof of the Building for Tenant's Antennas, as Tenant shall from time to time require, for no rent or other charge whatsoever therefor. Tenant's use of the roof of the Building shall be on a non-exclusive basis and Landlord shall be permitted to lease other portions of the roof to other tenants of the Building, provided such users do not interfere with Tenant's use of the roof. In connection with Tenant's use of the roof of the Building, Landlord shall make available to Tenant access to the roof for the construction, installation, maintenance, repair, operation and use of the Antennas, as well as reasonable space in the Building to run electrical and telecommunications conduits from the Antennas to the Premises. The installation of the Antennas shall constitute an Alteration and shall be performed at Tenant's sole cost and expense (including, without limitation, any costs and expenses in connection with reinforcing the roof of the Building, if required) in accordance with and subject to the provisions of Section 12 of the Lease and except as otherwise expressly set forth in this Rider. All of the provisions of this Lease with respect to Tenant's obligations hereunder shall apply to the installation, use and maintenance of the Antennas, including, without limitation, provisions relating to compliance with insurance, indemnity, repairs and maintenance. The license granted to Tenant in this Rider shall not be assignable by Tenant separate and apart from this Lease.

                  2. Use of the Roof and the Antenna. Landlord retains the right to use the portion of the roof on which the Antenna is located for license to other tenant in the building for location of such tenant's satellite dishes or antennae, provided however, that such other tenant's uses shall not interfere with Tenant's Antenna. Tenant shall use the Antenna so as not to cause any damage or interference with the operation of the Building or the Building systems. If after any Antenna is installed by Tenant it is discovered that the Antenna causes any such interference, damage or disturbance, then Tenant, at its sole cost and expense, shall relocate its Antenna to another area on the roof designated by Landlord. If such interference or disturbance still occurs despite such relocation, or if no portion of the roof is available for such relocation, Tenant, at its sole cost and expense, shall remove its Antenna from the roof of the Building. In the event Tenant fails to relocate or remove the Antenna, Landlord may do so, and Tenant shall promptly reimburse Landlord for any costs incurred by Landlord in connection therewith. In no event shall Tenant's installation of the Antenna puncture or otherwise penetrate the surface of the roof the Building.

                  3. Default; Remedies. If Tenant is in default under any provision of this Rider which Tenant shall not cure with the notice and cure period afforded for non-monetary breaches in Section 24 of the Lease, then, without limiting Landlord's rights and remedies, Landlord may otherwise have under this Lease, Tenant, upon written notice from Landlord, shall, at Tenant's sole cost and expense immediately discontinue its use of the Antennas and remove the same from the roof of the Building.

                  4. Compliance with Applicable Laws. Landlord shall not have any obligations with respect to the Antennas or compliance with any applicable governmental laws, rules, regulations, ordinances or any other legal requirements imposed by any governmental authority whatsoever ("Governmental Requirements") relating thereto (including, without limitation, the obtaining of any required permits or licenses, or the maintenance thereof), nor shall Landlord be responsible for any damage that may be caused to Tenant or the Antennas by any other tenant or occupant of the Building. Landlord makes no representation that the Antennas will be able to receive or transmit communication signals without interference or disturbance and Tenant agrees that Landlord shall not be liable to Tenant therefor. Tenant shall, at Tenant's sole cost and expense, keep the Antennas and the fact that the Antennas are present at the Building, in compliance with any and all Governmental Requirements, now existing or hereafter imposed, including without limitation, those Governmental Requirements which may necessitate the relocation or removal of the Antennas.

                  5. Appearance; Lightning Rods. Tenant, at Tenant's sole cost and expense, shall paint and maintain the Antennas in white or such other color as Landlord shall reasonably determine and shall install such lightning rods or air terminals on or about the Antennas as Landlord may reasonably require.

                  6. Tenant's Obligations. Subject to the provisions of Section 17 of the Lease, Tenant shall (i) be solely responsible for any damage caused to Landlord or any other person or property as a result of the installation, maintenance or use of the Antenna, (ii) promptly pay any tax, license, permit or other fees or charges imposed pursuant to any Requirements relating to the installation, maintenance or use of the Antenna, (iii) promptly comply with all precautions and safeguards recommended by Landlord's insurance company and all Governmental Authorities, (iv) perform all necessary repairs or replacements to, or maintenance of, the Antennas, and (v) at the end of the Lease Term, remove the Antenna and make any repair to the roof and/or the Building as a result of such removal.

                  7. Licence. Tenant acknowledges and agrees that the privileges granted Tenant under this Rider shall merely constitute a license and shall not, now or at any time after the installation of the Antennas, be deemed to grant Tenant a leasehold or other real property interest in the Building or any portion thereof. The license granted to Tenant in this Rider shall automatically terminate and expire upon the expiration or earlier termination of this Lease and the termination of such license shall be self-operative and no further instrument shall be required to effect such termination. The foregoing notwithstanding, upon request by Landlord, Tenant, at Tenant's sole cost and expense, promptly shall execute and deliver to Landlord, in recordable form, any certificate or other document confirming the termination of Tenant's right to use the roof of the Building.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Rider concurrently with the Lease.

Witnesses:                   "LANDLORD"
                              --------

                             SAW-BAN, LTD., a Florida limited partnership

                             By: DIG USA,  INC., a Florida corporation, general
                                 partner


______________________       By:      /s/
                                  ----------------------

______________________       Its:     President
                                  ----------------------
  (As to Landlord)

                             "TENANT"
                              ------

                             TALK.COM HOLDING CORP., a Pennsylvania corporation

______________________       By:   Aloysius T. Lawn IV
                                 -----------------------------

______________________       Its:  Executive V-P - General Counsel and Secretary
                                 -----------------------------------------------
  (As to Tenant)

                                       2